STOCK ACQUISITION AGREEMENT



                               by and between



                        MUTUAL HEALTH SYSTEMS, INC.
                          A WASHINGTON CORPORATION



                                    and



                         THE SERVICEMASTER COMPANY
                            LIMITED PARTNERSHIP,
                       A DELAWARE LIMITED PARTNERSHIP




                            Dated: June 21, 1996

                        STOCK ACQUISITION AGREEMENT


     THIS STOCK ACQUISITION AGREEMENT (the "Agreement") is made and entered into as of this 21st day of June, 1996, by and between Mutual Health Systems, Inc., a Washington corporation ("Mutual"), and The ServiceMaster Company Limited Partnership, a Delaware limited partnership
("ServiceMaster").

                                  RECITALS

     A. Mutual is engaged in the business of acquiring dental practice assets and providing administrative and non-clinical support services to professional dental corporations pursuant to support services agreements;

     B. Mutual desires to obtain additional equity capital in order to expand its operations by acquiring more dental practices across the United States; and

     C. ServiceMaster is willing to make an equity investment in Mutual in order to facilitate the expansion of Mutual's business, all subject to the terms and conditions of this Agreement.

                                 AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, the parties hereto agree as follows:

                                 ARTICLE I

                                DEFINITIONS
                                -----------

     1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

     "1995 Financial Statements" shall mean the audited balance sheet, statement of income, statement of cash flow, and statement of stockholders' equity of Mutual as of December 31, 1995 and for the year then ended, together with the notes thereto and the related unqualified report of Mutual's certified public accountants. The 1995 Financial Statements are attached to this Agreement as Exhibit A.

     "1996 Preliminary Financial Statements" shall mean the unaudited balance sheet, statement of income, statement of cash flow, and statement of stockholders' equity of Mutual as of March 31, 1996. The 1996 Interim Financial Statements are attached to this Agreement as Exhibit B.

     "Affiliate" shall mean (i) any Person with which Mutual has executed a support service agreement, including in particular Gentle Dental of Oregon, P.C. and Tse, Saiget, Watanabe & McClure, Inc., P.S., and (ii) any Person which, directly or indirectly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, Mutual.

     "Closing" and "Closing Date" shall have the meanings set forth in
Section 3.1.

     "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

     "Contracts" shall mean the agreements, contracts, commitments or other documents described in Section 5.13(a), Section 5A.10 and Section 5B.10 below.

     "Control" shall mean the possession, directly or indirectly, of the power to direct, or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

     "Disclosure Schedule" means a written schedule entitled as such and executed and delivered by Mutual to ServiceMaster at least five (5) days prior to the date of this Agreement, and updated at and as of the Closing, which sets forth in detail any exceptions to the representations and warranties contained in Article VII hereof and certain other information called for by Article VII and other provisions of this Agreement.

     "Encumbrance" shall mean any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance or other rights of third parties.

     "Facilities" shall mean the offices, facilities, warehouses, administration buildings and all other real property and related facilities and fixtures which are owned, leased, managed or otherwise used by Mutual, including but not limited to (i) Mutual's executive office located at 900 Washington Street, Suite 1100, Vancouver, Washington 98660, and (ii) each facility at which any dental practice managed by Mutual is located.

     "Furnishings and Equipment" shall mean all of the furniture, furnishings, machinery and equipment owned or leased by Mutual, whether or not reflected on the 1995 Financial Statements, as well as those items located in, at or upon any of the Facilities as of December 31, 1995 plus all additions, replacements or deletions since December 31, 1995 in the ordinary course of Mutual's business.

     "Key Executives" shall mean those persons who have significant administrative responsibilities within Mutual or the Oregon Corporation or the Washington Corporation, as the case may be, and who are identified as such in the Disclosure Schedule. Any executive whose annual base compensation exceeds $75,000 shall be included in the Disclosure Schedule as a Key Executive.

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
     "Laws" shall mean any and all applicable laws, statutes, ordinances, rules and regulations (whether federal, state or local) as well as any and all applicable judicial and administrative orders, judgments or decrees.

     "Oregon Corporation" shall mean Gentle Dental of Oregon, P.C., an Oregon Professional Corporation.

     "Person" shall mean an individual, partnership, corporation, trust, or unincorporated organization.

     "Put Right" shall have the meaning set forth in Section 4.l.

     "Qualified Public Offering" shall mean an offering of the shares of Voting Stock of Mutual which satisfies all of the following conditions:

     (a) the shares are offered under a registration statement filed under the Securities Act;

     (b) the shares are sold to the public pursuant to an underwritten offering;

     (c) the proceeds of the offering net of underwriting commissions and selling costs was at least ten million dollars ($10,000,000);

     (d) the offering was completed at the price to the public of not less than eleven dollars ($11.00) per share.

     "Registration Agreement" shall mean the Agreement to Register the Voting Stock of Mutual Health Systems, Inc. executed as of June __, 1996 between Mutual and ServiceMaster, and attached hereto as Exhibit D.

     "Representative" shall mean any officer, director, principal, attorney, agent, employee or other representative of the party for whom such person purports to act.

     "Silicon Valley Bank Loan Agreement" shall mean the loan agreement dated August 18, 1995 between Mutual and Silicon Valley Bank, as may be amended from time to time.

     "Subsidiaries" shall mean all corporations, partnerships, joint ventures, limited liability companies, associations or other entities in which Mutual or the Oregon Corporation or the Washington Corporation either directly or indirectly or through any Representative owns or has the right to acquire or participate in more than fifty percent (50%) of the equity of such entity or has any majority voting or management rights.

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
     "Support Services Agreements" shall mean the agreements of Mutual to provide administrative and non-clinical support services to dental professional corporations.

     "Tax" shall mean any federal, state, local or foreign income, sales, use, transfer, payroll, personal property, occupancy or other tax, levy, impost, fee, imposition, assessment or similar charge, together with any related interest or penalty or comparable addition thereto.

     "Voting Stock" shall mean Mutual's Class A voting common stock, no par value, which stock is further described in Section 7.5.

     "Washington Corporation" shall mean Tse, Saiget, Watanabe, McClure, Inc., P.S., a Washington Professional Corporation.

     1.2 Other Defined Terms. Certain other terms shall have the meanings defined for such terms in other provisions of this Agreement or the attached Exhibits.

                                 ARTICLE II

                  PURCHASE AND SALE OF STOCK AND WARRANT;
                               PURCHASE PRICE
                               --------------

     2.1 Purchase of Stock and Warrant. At the Closing and on the terms and conditions of this Agreement,, Mutual shall issue and sell to ServiceMaster 200,000 shares of Voting Stock (the "Acquired Shares"); and a warrant to acquire up to 200,000 shares of Voting Stock (the "Warrant"); and ServiceMaster shall purchase the Acquired Shares and the Warrant and pay the purchase price therefor as specified in Sections 2.2 and 3.3.

     2.2 Purchase Price. At the Closing and on the terms and conditions of this Agreement, ServiceMaster shall pay Mutual the sum of one million dollars ($1,000,000) (the "Cash Consideration").

                                ARTICLE III

                          CLOSING DATE; DELIVERIES
                          ------------------------

     3.1 Closing Date; Place of Closing. The closing of the purchase and sale of the Acquired Shares and the Warrant shall be held at the offices of Mutual at 10:00 a.m. local time on June 21, 1996 (the "Closing") or at such other time and place upon which Mutual and ServiceMaster may agree. (The date of the Closing is hereinafter referred to as the "Closing Date").

     3.2  Deliveries by Mutual. At the Closing, Mutual shall deliver to
ServiceMaster: (1) a certificate or certificates, registered in ServiceMaster's name, representing the Acquired

Shares and (2) a duly executed instrument entitled "Warrant To Purchase Voting Stock of Mutual Health Systems, Inc." in the form of that attached hereto as Exhibit C, (3) a duly executed Registration Agreement, in the form of that attached hereto as Exhibit D and (4) Legal Opinion of Counsel to Mutual in the form of that attached hereto as Exhibit I.

     3.3 Deposit of the Cash Consideration. At the Closing, ServiceMaster shall pay the Cash Consideration by wire transfer of immediately available funds into the account which has been established by Mutual at First Interstate Bank Portland, Oregon office as Account No. 900238370 (the "Cash Consideration Deposit Account").

                               ARTICLE III-A

                         USE OF CASH CONSIDERATION
                         -------------------------

     3A.1 Limitation on Use. Mutual agrees that after it has received the Cash Consideration, it will not use any part thereof for any purpose except one or more of the following: (a) working capital, (b) acquisition of dental practices, and (c) asset additions.

     3A.2 Withdrawals from the Cash Consideration Deposit Account. Mutual agrees that it will not withdraw any of the Cash Consideration Deposit Account unless the withdrawal is for one of the purposes specified in
Section 3A.l.

     3A.3 Prohibition on Use of Cash Consideration. In no event shall Mutual use any portion of the Cash Consideration (a) subject to Section 3A.4, to repay any portion of the Silicon Valley Bank Loan Agreement or any loans to Mutual by Silicon Valley Bank which are guaranteed by Mutual's officers and directors, or (b) subject to Section 3A.4, to pay Smith Barney Inc all or any part of a broker's fee.

     3A.4 Repayment of Bank Loans in Certain Cases. If Mutual raises cash in an amount which is not less than $3,000,000 as a result of selling equity securities to one or more persons other than ServiceMaster, item (a) in Section 3A.3 shall no longer be a prohibited use of the Cash Consideration and the repayment of any portion of the Silicon Valley Bank Loan Agreement or any loans to Mutual by Silicon Valley Bank which are guaranteed by Mutual's officers and directors shall be an additional permitted use of the Cash Consideration under Section 3A.l.

                                 ARTICLE IV

                         SERVICEMASTER'S PUT RIGHT
                         -------------------------

     4.1 Basic Right. Except as provided in Section 9.9, if Mutual has not completed a Qualified Public Offering by the fifth anniversary of the Closing Date, ServiceMaster shall have the right from time to time thereafter to sell to Mutual some or all of the Acquired Shares and any shares of Voting Stock which ServiceMaster has purchased pursuant to the

Warrant, in each case at a price equal to twenty times the average adjusted net income per share of Mutual for the two most recent fiscal years of Mutual ending prior to the date on which ServiceMaster makes an exercise of the foregoing right. Any per share amounts will be adjusted in accordance with Article XI. The foregoing right is hereinafter referred to as the "Put Right".

     4.2 Adjusted Net Income. For purposes of this Article IV, the term "adjusted net income" means the net income of Mutual as determined in accordance with generally accepted accounting principles consistently applied and then adjusted to add back to net income any extraordinary or unusual loss, writedown or expense which reduced net income.

     4.3 Exercise of Put Right. The Put Right shall be exercised by a notice in writing to Mutual which states that ServiceMaster has elected to exercise it rights under this Article IV, shows the number of shares of Voting Stock as to which such right is being exercised, and the total amount to be paid to ServiceMaster by Mutual. Such notice shall set a closing date for the transaction which shall be not later than thirty (30) business days from the date of receipt of such notice by Mutual.

     4.4 Closing. At the closing, Mutual shall pay the purchase price for the Voting Stock to be purchased by it in full and in cash against the delivery by ServiceMaster of the certificates for the shares of Voting Stock, duly endorsed, which ServiceMaster is selling to Mutual and ServiceMaster's representation that such shares of Voting Stock are free of all liens and encumbrances.

     4.5 Termination of the Put Right. The Put Right shall terminate on the earlier to occur of: (a) the completion of a Qualified Public Offering, or
(b) the seventh anniversary of the Closing Date.

                                 ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF MUTUAL
                           WITH RESPECT TO ITSELF
                           ----------------------

Mutual represents and warrants to ServiceMaster that the statements made in this Article V are correct and complete as of the date of this Agreement except as set forth in the Disclosure Schedule.

     5.1 Organization of Mutual. (a) Mutual is duly organized, validly existing and in good standing under the laws of the State of Washington.

     (b) Mutual has full corporate power and authority to conduct its business as it is presently being conducted and as proposed to be conducted and to own and lease its properties and its assets.

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
     (c) Mutual is duly qualified and in good standing in each jurisdiction in which Mutual conducts business.

     (d) Mutual has furnished ServiceMaster with copies of its Articles of Incorporation and bylaws, as amended, which copies are true, complete and contain all amendments through the Closing Date.

     5.2 Corporate Power. Mutual has all necessary corporate and other power and authority to enter into this Agreement and has taken all action necessary to consummate the transactions contemplated hereby and to perform its obligations hereunder, including (but not limited to) the power to issue and sell the Acquired Shares, to issue and sell the Warrant, and to issue Voting Stock pursuant to each exercise of the Warrant.

     5.3 Authorization. (a) All corporate action on the part of Mutual, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by Mutual, the authorization, issuance and delivery of the Acquired Shares and the authorization, issuance and delivery of the Voting Stock which is issuable pursuant to each exercise of the Warrant, has been taken prior to the Closing.

     (b) This Agreement, when executed and delivered by Mutual, will constitute a valid and binding obligation of Mutual, enforceable in accordance with its terms.

     (c) The Acquired Shares, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will have the rights, preferences and privileges described in the Articles of Incorporation, and will be free and clear of any Encumbrance (except that such stock will be subject to restrictions on transfer under federal and/or state securities laws as set forth herein) and will not be subject to any pre-emption rights or rights of first refusal.

     5.4 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of or a conflict with any provision of the Articles of Incorporation or Bylaws of Mutual or any Affiliate; (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, Encumbrance, commitment, license, franchise, permit, authorization or concession to which Mutual or any Affiliate is a party or by which its assets are bound; (iii) a violation by Mutual or any Affiliate of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award; or (iv) an imposition of any material Encumbrance, restriction or charge in the business of Mutual or any Affiliate or on any of its assets.

     5.5 Capitalization. (a) The authorized capital stock of Mutual consists of:

          (i) 15,000,000 shares of Class A voting common stock, no par value (the "Voting Stock"), of which 2,901,776 shares are issued and outstanding;

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
          (ii) 15,000,000 shares of Class B non-voting common stock, no par value, of which no shares are issued and outstanding; and

          (iii) 30,000,000 shares of preferred stock, no par value, of which no shares are issued and outstanding.

     (b) Except as set forth in the Disclosure Schedule, there are no subscriptions, options, warrants, calls, rights, agreements or commitments (including any right of conversion or exchange under any outstanding security or other instrument) relating to the issuance by Mutual of any class of its capital stock.

     5.6  Subsidiaries. Mutual has no Subsidiaries.

     5.7 Financial Statements. The 1995 Financial Statements and the 1996 Preliminary Financial Statements are in accordance with the books and records of Mutual, accurately reflect its assets, liabilities and financial condition and results of operations indicated thereby in accordance with generally accepted accounting principles consistently applied, and contain and reflect all necessary adjustments for a fair representation of the financial condition of the companies being reported upon as of the date and for the period covered thereby.

     5.8 Events Since December 31, 1995. (a) Since December 31, 1995, Mutual has managed and carried out its business and affairs in the ordinary course of business and there has not occurred, arisen or been created, as the case may be, any change in the business, operations or internal conditions (financial or otherwise) of Mutual which has had, or which could reasonably expected to have, a material adverse effect on Mutual.

     (b) Without limiting the generality of Section 5.8(a), since December 31, 1995, Mutual has not, except as otherwise stated in the Disclosure
Schedule:

          (1) Sold, assigned or transferred any of its assets other than in the ordinary course of business;

          (2) Canceled any indebtedness or waived any rights of substantial value to Mutual, whether or not in the ordinary course of business;

          (3)  Amended, canceled or terminated any Support Service
               Agreement;

          (4)  Failed to repay any material obligation of Mutual;

          (5) Suffered any damage, destruction or loss (whether or not covered by insurance) which adversely affected its properties, business or prospects;

          (6) Mortgaged, pledged or otherwise encumbered any of its assets in amounts which are material singly or in the aggregate,

          (7) Declared, set aside or paid any dividends or made any distributions in respect of any of its capital stock or other equity securities or redeemed, purchased or otherwise acquired any of its equity securities;

          (8) Issued or (except for this Agreement) committed to issue any shares of stock or other equity securities or obligations or securities convertible into or exchangeable for shares of stock or other equity securities;

          (9) Incurred any indebtedness for borrowed money or made any commitment to borrow money or taken out or agreed to take out any loans;

          (10) Incurred any liabilities except in the ordinary course of business and consistent with past practice, none of which are material, or made any increases or changes in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves; or

          (11) Agreed to take any of the actions described in the foregoing items (1) through (10).

     5.9 Title to Assets, Etc. Mutual has good, insurable and marketable title to its assets. None of its assets are subject to any Encumbrances, except as set forth in the Disclosure Statement or except for minor liens which in the aggregate are not material, do not materially detract from the value of the property or its assets subject thereto, do not interfere with their present use and have not arisen other than in the ordinary course of business.

     5.10 Compliance With Lease Obligations. Mutual has in all material respects performed all the obligations required to be performed by it with respect to all its assets leased by it through the date hereof, except where the failure to perform would not have a material adverse effect on the business or financial condition of Mutual.

     5.11 Condition of Facilities. (a) Mutual enjoys peaceful and undisturbed possession of all Facilities owned or leased by it and Mutual has not caused nor has knowledge of any Encumbrances, encroachments, building or use restrictions, exceptions, reservations or limitations which in any material respect interfere with or impair the present and continued use thereof in the usual and normal conduct of the business of Mutual.

     (b) There are no pending or threatened condemnation proceedings relating to any of the Facilities.

     (c) The real property improvements (including leasehold improvements), equipment and other tangible assets owned or used by Mutual at the Facilities are adequately insured and are structurally sound with no known material defects.

     (d) None of said improvements, equipment and other assets is subject to any commitment or other arrangement for their sale or use by any Affiliate, to Mutual's knowledge, by any third parties.

     5.12 Condition of Tangible Assets. The assets, Facilities and Furnishings and Equipment are in good operating condition and repair (except for ordinary wear and tear and any defect the cost of repairing of which would not be material), are sufficient for the operation of Mutual's business as presently conducted and are in conformity in all material respects with all applicable laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety or standards, occupational safety and health laws and regulations) relating thereto currently in effect, except where the failure to conform would not have a material adverse effect on the business or financial condition of Mutual.

     5.13 Contracts and Commitments. (a) The Disclosure Schedule lists the following contracts and agreements to which Mutual is a party:

          (1) All leases of real property, indicating with respect to each lease the term, annual rent, renewal options and number of square feet leased;

          (2) All material leases of personal property, indicating with respect to each lease a general description of the leased items, term, annual rent and renewal options;

          (3) All agreements (and all groups of related agreements) which extend for more than one year and which involve the purchase of materials, supplies or other personal property or for the furnishing or receipt of services (other than employment agreements and which involve consideration in excess of $50,000 per year;

          (4) Employment contracts to employ executive officers and any other contracts with officers or directors of Mutual;

          (5) Any consulting agreement which provides for annual compensation in excess of $50,000 per year and which is not terminable by Mutual within six months;

          (6) Any professional services agreements which provides for total compensation in excess of $50,000; and

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
          (7)  All Support Services Agreements.

     (b) Excluding the Support Services Agreements and excluding contracts or commitments which are described in the Disclosure Schedule, Mutual is not a party to any written or oral:

          (1) Commitment, contract, note, loan, evidence of indebtedness, purchase order or letter of credit involving any obligation or liability on the part of Mutual that is material;

          (2)  Lease of real property;

          (3) Lease of personal property involving an annual expense in excess of $25,000;

          (4) Contracts and commitments not otherwise described above or listed in the Disclosure Schedule (including purchase orders over $50,000, franchise agreements and undertakings or commitments to any governmental or regulatory authority) relating to the business of Mutual and otherwise materially affecting Mutual;

          (5) Contracts or agreements containing covenants which limit the freedom of Mutual to engage in any line of business or compete with any person; or

          (6) Employment contracts, including without limitation, contracts to employ executive officers and other contracts with officers or directors of Mutual.

     Mutual is not (and to the best of Mutual's knowledge, no other party is) in material breach or violation of, or default under any of the Contracts or other instruments, obligations, evidences of indebtedness or commitments described in items 5.13 (a) (1)-(7) above, the breach or violation of which would have a material adverse effect on the business or financial condition of Mutual.

     5.14 Consents and Approvals. Mutual has all licenses, consents, approvals and authorizations necessary for the conduct of its business and there is no license, consent, approval or authorization, or declaration, filing or registration with, any governmental or regulatory authority or any other person or entity, that is required to be made or obtained by Mutual in order to continue its business or in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. All licenses, consents, approvals and authorizations necessary for the conduct of Mutual's business or required in order for Mutual to execute and perform this Agreement have been identified in the Disclosure Schedule.

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
     5.15 Litigation and Claims. (a) There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute, arbitral action or investigation (collectively, "Actions") pending or, to the knowledge of Mutual, threatened or anticipated against, relating to or affecting (i) Mutual, (ii) any benefit plan for employees or any fiduciary or administrator thereof, (iii) any of the assets or Contracts, or (iv) the transactions contemplated by this Agreement.

     (b) Mutual is not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against Mutual, or the business or activities of Mutual.

     5.16 Labor Matters. Mutual is not a party to any labor agreement with respect to its employees with any labor organization, group or association. Mutual has not experienced any attempt by organized labor or its representatives to make Mutual conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of Mutual.

     5.17 Liabilities. Mutual has no liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities which are reflected and reserved against on the 1995 Financial Statements, (ii) liabilities incurred in the ordinary course of business and consistent with past practice since December 31, 1995, and (iii) liabilities arising under Contracts, letters of credit, purchase orders, licenses, permits, purchase agreements and other agreements, business arrangements and commitments described in the Disclosure Schedule or which are of the type described in
Section 5.13 but which because of the dollar amount or other qualifications are not required to be listed in the Disclosure Schedule.

     5.18 Compliance with Law. Mutual is in compliance with all Laws. Mutual has not received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such statutes, regulations, orders, ordinances or other laws, and Mutual has no reason to anticipate that any presently existing circumstances are likely to result in violations of any such regulations which would, in any one case or in the aggregate, have a material adverse effect on the business or financial condition of Mutual.

     5.19 No Brokers. Mutual has not entered into nor will enter into any Contract, agreement, arrangement or understanding with any person or firm which will result in the obligation of ServiceMaster or Mutual, to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby, except that Mutual is a party to a letter agreement dated December 12, 1995 from Smith Barney Inc.

     5.20 No Other Agreements to Sell Stock. Mutual does not have any legal obligation, absolute or contingent, to any other person or entity to sell any of its assets, to sell, issue, transfer or assign any shares, options, warrants or other rights to purchase equity interests in Mutual, or to effect any merger, consolidation or other reorganization of Mutual or to enter into any agreement with respect to any of the above.

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
     5.21 Proprietary Rights. (a) All of Mutual's registrations of trademarks and of other marks, trade names or other trade rights, and all pending applications for any such registrations and all of Mutual's patents and copyrights and all pending applications therefor; all other trademarks and other marks, trade names and other trade rights and all other trade secrets, designs, plans, specifications and other proprietary rights, whether or not registered (collectively, "Proprietary Rights") are listed in the Disclosure Schedule. The Proprietary Rights listed in the Disclosure Schedule are in all material respects all those used in the business of Mutual.

     (b) No person has a right to receive a royalty or similar payment in respect of any Proprietary Rights pursuant to any contractual arrangements entered into by Mutual, and no person otherwise has a right to receive a royalty or similar payment in respect of any such Proprietary Rights.

     (c) Mutual has no licenses granted by or to it or no other agreements to which it is a party, relating in whole or in part to any of the Proprietary Rights.

     (d) Mutual's use of the Proprietary Rights is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, and no proceedings have been instituted against or notices received by Mutual that are presently outstanding alleging that Mutual's use of its Proprietary Rights infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

     5.22 Employee Benefit Plans. Except for Mutual's 401(k) plan, Mutual has no employee benefit plan or similar plan or arrangement subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     5.23 Transactions with Certain Persons. Except for their respective employment agreements, neither any Key Executive, officer, director or employee of Mutual, nor any member of any such person's immediate family, is presently a party to any material transaction with Mutual relating to Mutual's business, including without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or (iii) otherwise requiring payments to (other than for services as officers, directors or employees of Mutual) any such person or corporation, partnership, trust or other entity in which any such person has a substantial interest as a shareholder, officer, director, trustee or partner.

     5.24 Tax Matters. (a) Mutual, every predecessor of Mutual, and all members for income tax purposes of any affiliated group of corporations of which Mutual or any such predecessor corporation is or has been a member (hereinafter referred to collectively as the "Taxpayers") have duly filed all tax elections, reports and returns required to be filed by them, including all federal, state, local and foreign tax elections, returns and reports. The Taxpayers have paid in full all taxes required to be paid by such Taxpayers before such payment became delinquent. Mutual has made adequate provision, in conformity with generally accepted accounting principles consistently applied, for the payment of all taxes which may subsequently become due. All taxes which any Taxpayer has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing authority.

     (b) Any consolidated federal income tax returns of Mutual, which have been examined by the Internal Revenue Service for all periods to and including those expressly set forth in the Disclosure Schedule, and except to the extent shown therein, all deficiencies asserted as a result of such examinations have been paid or finally settled, and no issue has been raised by the Internal Revenue Service in any such examination which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined.

     (c) There are no audits of Mutual's tax returns, except as set forth in the Disclosure Statement, and there are no claims which have been asserted relating to any of Mutual's tax returns filed for any year which if determined adversely would result in the assertion by any governmental agency of any deficiency.

     (d) Mutual has not executed any waivers of statutes of limitations with respect to any of its tax returns.

     (e) None of the Taxpayers has filed a statement under Section 341(f) of the Code (or any comparable state income tax provision) consenting to have the provisions of Section 341(f)(2) (collapsible corporations provisions) of the Code (or any comparable state income tax provision) apply to any disposition of any of its assets or property, no property of Mutual is property which ServiceMaster or Mutual is or will be required to treat as owned by another person pursuant to the provisions of Section 168(f) (safe harbor leasing provisions) of the Code.

     (f) Mutual is not a party to any tax-sharing agreement or similar arrangement with any other party.

     (g) Mutual has not made an Election by Small Business Corporation to be treated as an "S Corporation" for federal income tax purposes.

     5.25 Severance Arrangements. Except as set forth in the Disclosure Statement, Mutual has not entered into any severance or similar arrangement in respect of any present or former personnel that will result in any obligation (absolute or contingent) of Mutual to make any payment to any present or former personnel following termination of employment.

     5.26 Insurance. The Disclosure Schedule contains a complete and accurate list of all insurance policies or binders of fire, liability, title, worker's compensation, malpractice, life and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, deductibles, owners, beneficiaries, named insiders, annual premiums and a general description of the type of coverage provided) maintained by Mutual on or with respect to its business, property or personnel. All of such policies are sufficient for compliance with all requirements of law and of all Contracts to which Mutual is a party. Mutual is not in default under any of such policies or binders, and Mutual has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders provide sufficient coverage for the risks insured against, are in full force and effect on the date hereof and shall be kept in full force and effect by Mutual through the Closing Date.

     5.27 Accounts Receivable. The accounts receivable reflected in the 1995 Financial Statements, and all accounts receivable arising since December 31, 1995, represent bona fide claims against debtors for sales, services performed or other charges arising on or before the date hereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or customer requirements. Such accounts receivable are subject to no defenses, counterclaims or rights of setoff and are fully collectible in the ordinary course of business without cost to Mutual in collection efforts therefor except, in the case of accounts receivable shown in the 1995 Financial Statements, to the extent of the appropriate reserves set forth in the 1995 Financial Statements, and, in the case of accounts receivable arising since December 31, 1995, to a reasonable allowance for bad debts which does not reflect a rate of bad debts higher than that reflected by the reserve for bad debts in the 1995 Financial Statements.

     5.28 Payments. Mutual has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, which is in any manner related to the business or operations of Mutual, which Mutual knows or has reason to believe to have been illegal under any Laws of the United States or any other country having jurisdiction; and Mutual has not participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers and has at all times done business in an open and ethical manner.

     5.29 Compliance With Legislation Regulating Safety and Environmental Quality. There are no toxic wastes or other toxic or hazardous substances or materials being generated, stored, transported to or from or otherwise released or held on, under or about any of the Facilities. The Facilities have been maintained in compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses and regulations, including (but not limited to) the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. ss. 6901 et seq.), Safe Drinking Water Act (21

U.S.C. ss. 349, 42 U.S.C. ss.ss. 201, 300f), Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), Clean Air Act (42 U.S.C. ss. 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), and all state statutes of similar purpose and effect.

     5.30 Material Misstatements Or Omissions. No representations or warranties by Mutual in this Agreement, or in the Disclosure Schedule, or in any document, exhibit, statement, certificate or schedule furnished to ServiceMaster pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any statement of a material fact or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. Mutual has disclosed all events, conditions and facts materially affecting the business, prospects and financial condition of Mutual.

                                ARTICLE V-A
                  REPRESENTATIONS AND WARRANTIES OF MUTUAL
                   WITH RESPECT TO THE OREGON CORPORATION
                   --------------------------------------

Mutual represents and warrants to ServiceMaster that the statements made in this Article V-A with respect to the Oregon Corporation are correct and complete as of the date of this Agreement except as set forth in the Disclosure Schedule.

     5A.1 Organization of Oregon Corporation. (a) The Oregon Corporation is duly organized, validly existing and in good standing under the laws of the State of Oregon.

     (b) The Oregon Corporation has full corporate power and authority to conduct its business as it is presently being conducted and as proposed to be conducted and to own and lease its properties and its assets.

     (c) The Oregon Corporation is not conducting any business outside of the State of Oregon.

     (d) Mutual has furnished ServiceMaster with copies of the Articles of Incorporation and bylaws, as amended, of the Oregon Corporation which copies are true, complete and contain all amendments through the Closing Date.

     5A.2 Capitalization. (a) The authorized capital stock of the Oregon Corporation consists of 5,000,000 shares of common stock, no par value, of which 1,336,100 shares are issued and outstanding;

     (b) Except as set forth in the Disclosure Schedule, there are no subscriptions, options, warrants, calls, rights, agreements or commitments (including any right of conversion or exchange under any outstanding security or other instrument) relating to the issuance by the Oregon Corporation of any class of its capital stock.

     5A.3  Subsidiaries. The Oregon Corporation has no Subsidiaries.

     5A.4 Financial Statements. Mutual has heretofore delivered to ServiceMaster (i) the certified (by the Chief Financial Officer of Mutual) 1995 balance sheet, statement of income, and statement of stockholders' equity of the Oregon Corporation and (ii) the unaudited first quarter of 1996, statement of income, of the Oregon Corporation (the "Oregon Corporation Financial Statements"). Such statements are in accordance with the books and records of the Oregon Corporation, accurately reflect its assets, liabilities and financial condition and results of operations indicated thereby in accordance with generally accepted accounting principles consistently applied, and contain and reflect all necessary adjustments for a fair representation of the financial condition of the companies being reported upon as of the date and for the period covered thereby.

     5A.5 Events Since December 31, 1995. (a) Since December 31, 1995, the Oregon Corporation has managed and carried out its business and affairs in the ordinary course of business and there has not occurred, arisen or been created, as the case may be, any change in the business, operations or internal conditions (financial or otherwise) of the Oregon Corporation which has had, or which could reasonably be expected to have, a material adverse effect on the Oregon Corporation.

     (b) Without limiting the generality of Section 5A.5(a), since December 31, 1995, the Oregon Corporation has not:

          (1) Sold, assigned or transferred any of its assets other than in the ordinary course of business;

          (2) Canceled any indebtedness or waived any rights of substantial value to the Oregon Corporation, whether or not in the ordinary course of business;

          (3) Amended, canceled or terminated its Support Service Agreement with Mutual;

          (4)  Failed to repay any material obligation of the Oregon
               Corporation;

          (5) Suffered any damage, destruction or loss (whether or not covered by insurance) which adversely affected its properties, business or prospects;

          (6) Mortgaged, pledged or otherwise encumbered any of its assets in amounts which are material singly or in the aggregate,

          (7) Declared, set aside or paid any dividends or made any distributions in respect of any of its capital stock or other equity securities or redeemed, purchased or otherwise acquired any of its equity securities;

          (8) Issued or committed to issue any shares of stock or other equity securities or obligations or securities convertible into or exchangeable for shares of stock or other equity securities;

          (9) Incurred any indebtedness for borrowed money or made any commitment to borrow money or taken out or agreed to take out any loans;

          (10) Incurred any liabilities except in the ordinary course of business and consistent with past practice, none of which are material, or made any increases or changes in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves; or

          (11) Agreed to take any of the actions described in the foregoing items (1) through (10).

     5A.6 Title to Assets, Etc. The Oregon Corporation has good, insurable and marketable title to its assets. None of its assets are subject to any Encumbrances, except as set forth in the Disclosure Statement or except for minor liens which in the aggregate are not material, do not materially detract from the value of the property or its assets subject thereto, do not interfere with their present use and have not arisen other than in the ordinary course of business.

     5A.7 Compliance With Lease Obligations. The Oregon Corporation has in all material respects performed all the obligations required to be performed by it with respect to all its assets leased by it through the date hereof, except where the failure to perform would not have a material adverse effect on the business or financial condition of the Oregon Corporation.

     5A.8 Condition of Facilities. (a) The Oregon Corporation enjoys peaceful and undisturbed possession of all Facilities owned or leased by it and the Oregon Corporation has not caused nor has knowledge of any Encumbrances, encroachments, building or use restrictions, exceptions, reservations or limitations which in any material respect interfere with or impair the present and continued use thereof in the usual and normal conduct of the business of the Oregon Corporation.

     (b) There are no pending or threatened condemnation proceedings relating to any of the Facilities.

     (c) The real property improvements (including leasehold improvements), equipment and other tangible assets owned or used by the Oregon Corporation at the Facilities are adequately insured and are structurally sound with no known material defects.

     (d) None of said improvements, equipment and other assets is subject to any commitment or other arrangement for their sale or use by any Affiliate, to Mutual's knowledge, by any third parties.

     5A.9 Condition of Tangible Assets. The assets, Facilities and Furnishings and Equipment are in good operating condition and repair (except for ordinary wear and tear and any defect the cost of repairing of which would not be material), are sufficient for the operation of the Oregon Corporation's business as presently conducted and are in conformity in all material respects with all applicable laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety or standards, occupational safety and health laws and regulations) relating thereto currently in effect, except where the failure to conform would not have a material adverse effect on the business or financial condition of the Oregon Corporation.

     5A.10 Contracts and Commitments. (a) The Disclosure Schedule lists the following contracts and agreements to which the Oregon Corporation is a party:

          (1) All leases of real property, indicating with respect to each lease the term, annual rent, renewal options and number of square feet leased;

          (2) All material leases of personal property, indicating with respect to each lease a general description of the leased items, term, annual rent and renewal options;

          (3) All agreements (and all groups of related agreements) which extend for more than one year and which involve the purchase of materials, supplies or other personal property or for the furnishing or receipt of services (other than employment agreements and which involve consideration in excess of $50,000 per year;

          (4) Other than contracts to provide dental services to the Oregon Corporation, employment contracts to employ executive officers and any other contracts with officers or directors of the Oregon Corporation;

          (5) Any consulting agreement which provides for annual compensation in excess of $50,000 per year and which is not terminable by the Oregon Corporation within six months;

          (6) Any professional services agreements, other than agreements for the performance of dental services, which provides for total compensation in excess of $50,000; and

          (7)  All Support Services Agreements.

     (b) Excluding the Support Services Agreements and excluding contracts or commitments which are described in the Disclosure Schedule, the Oregon Corporation is not a party to any written or oral:

          (1) Commitment, contract, note, loan, evidence of indebtedness, purchase order or letter of credit involving any obligation or liability on the part of the Oregon Corporation that is material;

          (2)  Lease of real property;

          (3) Lease of personal property involving an annual expense in excess of $10,000;

          (4) Contracts and commitments not otherwise described above or listed in the Disclosure Schedule (including purchase orders, franchise agreements and undertakings or commitments to any governmental or regulatory authority) relating to the business of the Oregon Corporation and otherwise materially affecting the Oregon Corporation;

          (5) Contracts or agreements containing covenants which limit the freedom of the Oregon Corporation to engage in any line of business or compete with any person; or

          (6)  Executive officer employment contracts.

     The Oregon Corporation is not (and to the best of Mutual's knowledge, no other party is) in material breach or violation of, or default under any of the Contracts or other instruments, obligations, evidences of indebtedness or commitments described in items 5A.13 (a) (1)-(7) above, the breach or violation of which would have a material adverse effect on the business or financial condition of the Oregon Corporation.

     5A.11 Consents and Approvals. The Oregon Corporation has all licenses, consents, approvals and authorizations necessary for the conduct of its business and there is no license, consent, approval or authorization, or declaration, filing or registration with, any governmental or regulatory authority or any other person or entity, that is required to be made or obtained by the Oregon Corporation in order to continue its business. All licenses, consents, approvals and authorizations necessary for the conduct of the Oregon Corporation's business have been identified in the Disclosure Schedule.

     5A.12 Litigation and Claims. (a) There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute, arbitral action or investigation (collectively, "Actions") pending or, to the knowledge of Mutual, threatened or anticipated against, relating to or affecting (i) the Oregon Corporation,
(ii) any benefit plan for employees or any fiduciary or administrator thereof, (iii) any of the assets or Contracts, or (iv) the transactions contemplated by this Agreement.

     (b) The Oregon Corporation is not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against the Oregon
Corporation, or the business or activities of the Oregon Corporation.

     5A.13 Labor Matters. The Oregon Corporation is not a party to any labor agreement with respect to its employees with any labor organization, group or association. The Oregon Corporation has not experienced any attempt by organized labor or its representatives to make the Oregon Corporation conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of the Oregon Corporation.

     5A.14 Liabilities. The Oregon Corporation has no liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities which are reflected and reserved against on the Oregon Financial Statements, (ii) liabilities incurred in the ordinary course of business and consistent with past practice since December 31, 1995, and
(iii) liabilities arising under Contracts, letters of credit, purchase orders, licenses, permits, purchase agreements and other agreements, business arrangements and commitments described in the Disclosure Schedule or which are of the type described in Section 5A.13 but which because of the dollar amount or other qualifications are not required to be listed in the Disclosure Schedule.

     5A.15 Compliance with Law. The Oregon Corporation is in compliance with all Laws. The Oregon Corporation has not received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such statutes, regulations, orders, ordinances or other laws, and the Oregon Corporation has no reason to anticipate that any presently existing circumstances are likely to result in violations of any such regulations which would, in any one case or in the aggregate, have a material adverse effect on the business or financial condition of the Oregon Corporation.

     5A.16 No Other Agreements to Sell Stock. The Oregon Corporation does not have any legal obligation, absolute or contingent, to any other person or entity to sell any of its assets, to sell, issue, transfer or assign any shares, options, warrants or other rights to purchase equity interests in the Oregon Corporation, or to effect any merger, consolidation or other reorganization of the Oregon Corporation or to enter into any agreement with respect to any of the above.

     5A.17 Proprietary Rights. (a) All of the Oregon Corporation's registrations of trademarks and of other marks, trade names or other trade rights, and all pending applications for any such registrations and all of the Oregon Corporation's patents and copyrights and all pending applications therefor; all other trademarks and other marks, trade names and other trade rights and all other trade secrets, designs, plans, specifications and other proprietary rights, whether or not registered (collectively, "Proprietary Rights") are listed in the Disclosure Schedule. The Proprietary Rights listed in the Disclosure Schedule are in all material respects all those used in the business of the Oregon Corporation.

     (b) No person has a right to receive a royalty or similar payment in respect of any Proprietary Rights pursuant to any contractual arrangements entered into by the Oregon Corporation, and no person otherwise has a right to receive a royalty or similar payment in respect of any such Proprietary Rights.

     (c) The Oregon Corporation has no licenses granted by or to it or no other agreements to which it is a party, relating in whole or in part to any of the Proprietary Rights.

     (d) The Oregon Corporation's use of the Proprietary Rights is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, and no proceedings have been instituted against or notices received by the Oregon Corporation that are presently outstanding alleging that the Oregon Corporation's use of its Proprietary Rights infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

     5A.18 Employee Benefit Plans. Except for the 401(k) plan referred to in Section 5.22, the Oregon Corporation has no employee benefit plan or similar plan or arrangement subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     5A.19 Transactions with Certain Persons. Except for their respective employment agreements, neither any Key Executive, officer, director or employee of the Oregon Corporation, nor any member of any such person's immediate family, is presently a party to any material transaction with the Oregon Corporation relating to the Oregon Corporation's business, including without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or (iii) otherwise requiring payments to (other than for services as officers, directors or employees of the Oregon Corporation) any such person or corporation, partnership, trust or other entity in which any such person has a substantial interest as a shareholder, officer, director, trustee or partner.

     5A.20 Tax Matters. (a) The Oregon Corporation, every predecessor of the Oregon Corporation, and all members for income tax purposes of any affiliated group of corporations of which the Oregon Corporation or any such predecessor corporation is or has been a member (hereinafter referred to collectively as the "Taxpayers") have duly filed all tax elections, reports and returns required to be filed by them, including all federal, state, local and foreign tax elections, returns and reports. The Taxpayers have paid in full all taxes required to be paid by such Taxpayers before such payment became delinquent. The Oregon Corporation has made adequate provision, in conformity with generally accepted accounting principles consistently applied, for the payment of all taxes which may subsequently become due. All taxes which any Taxpayer has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing authority.

     (b) Any consolidated federal income tax returns of the Oregon Corporation, which have been examined by the Internal Revenue Service for all periods to and including those expressly set forth in the Disclosure Schedule, and except to the extent shown therein, all deficiencies asserted as a result of such examinations have been paid or finally settled, and no issue has been raised by the Internal Revenue Service in any such examination which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined.

     (c) There are no audits of the Oregon Corporation's tax returns, and there are no claims which have been or may be asserted relating to any of the Oregon Corporation's tax returns filed for any year which if determined adversely would result in the assertion by any governmental agency of any deficiency.

     (d) The Oregon Corporation has not executed any waivers of statutes of limitations with respect to any of its tax returns.

     (e) None of the Taxpayers has filed a statement under Section 341(f) of the Code (or any comparable state income tax provision) consenting to have the provisions of Section 341(f)(2) (collapsible corporations provisions) of the Code (or any comparable state income tax provision) apply to any disposition of any of its assets or property, no property of the Oregon Corporation is property which ServiceMaster or the Oregon Corporation is or will be required to treat as owned by another person pursuant to the provisions of Section 168(f) (safe harbor leasing provisions) of the Code.

     (f) The Oregon Corporation is not a party to any tax-sharing agreement or similar arrangement with any other party.

     (g) The Oregon Corporation has not made an Election by Small Business Corporation to be treated as an "S Corporation" for federal income tax purposes.

     5A.21 Severance Arrangements. The Oregon Corporation has not entered into any severance or similar arrangement in respect of any present or former personnel that will result in any obligation (absolute or contingent) of the Oregon Corporation to make any payment to any present or former personnel following termination of employment.

     5A.22 Insurance. The Disclosure Schedule contains a complete and accurate list of all insurance policies or binders of fire, liability, title, worker's compensation, malpractice, life and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, deductibles, owners, beneficiaries, named insiders, annual premiums and a general description of the type of coverage provided) maintained by the Oregon Corporation on or with respect to its business, property or personnel. All of such policies are sufficient for compliance with all requirements of law and of all Contracts to which the Oregon Corporation is a party. The Oregon Corporation is not in default under any of such policies or binders, and the Oregon Corporation has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders provide sufficient coverage for the risks insured against, are in full force and effect on the date hereof and shall be kept in full force and effect by the Oregon Corporation through the Closing Date.

     5A.23 Accounts Receivable. The accounts receivable reflected in the Oregon Corporation Financial Statements, and all accounts receivable arising since December 31, 1995, represent bona fide claims against debtors for sales, services performed or other charges arising on or before the date hereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or customer requirements. Such accounts receivable are subject to no defenses, counterclaims or rights of setoff and are fully collectible in the ordinary course of business without cost to the Oregon Corporation in collection efforts therefor except, in the case of accounts receivable shown in the Oregon Corporation Financial Statements, to the extent of the appropriate reserves set forth in the Oregon Corporation Financial Statements, and, in the case of accounts receivable arising since December 31, 1995, to a reasonable allowance for bad debts which does not reflect a rate of bad debts higher than that reflected by the reserve for bad debts in the Oregon Corporation Financial Statements.

     5A.24 Payments. The Oregon Corporation has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, which is in any manner related to the business or operations of the Oregon Corporation, which the Oregon Corporation knows or has reason to believe to have been illegal under any Laws of the United States or any other country having jurisdiction; and the Oregon Corporation has not participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers and has at all times done business in an open and ethical manner.

     5A.25 Compliance With Legislation Regulating Safety and Environmental Quality. There are no toxic wastes or other toxic or hazardous substances or materials being generated, stored, transported to or from or otherwise released or held on, under or about any of the Facilities. The Facilities have been maintained in compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses and regulations, including (but not limited to) the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. ss. 6901 et seq.), Safe Drinking Water Act (21 U.S.C. ss. 349, 42 U.S.C. ss.ss. 201, 300f), Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), Clean Air Act (42 U.S.C. ss. 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), and all state statutes of similar purpose and effect.

                                ARTICLE V-B

                  REPRESENTATIONS AND WARRANTIES OF MUTUAL
                 WITH RESPECT TO THE WASHINGTON CORPORATION
                 ------------------------------------------

Mutual represents and warrants to ServiceMaster that the statements made in this Article V-A with respect to the Washington Corporation are correct and complete as of the date of this Agreement except as set forth in the Disclosure Schedule.

     5B.1 Organization of Washington Corporation. (a) The Washington Corporation is duly organized, validly existing and in good standing under the laws of the State of Washington.

     (b) The Washington Corporation has full corporate power and authority to conduct its business as it is presently being conducted and as proposed to be conducted and to own and lease its properties and its assets.

     (c) The Washington Corporation is not conducting any business outside of the State of Washington.

     (d) Mutual has furnished ServiceMaster with copies of the Articles of Incorporation and bylaws, as amended, of the Washington Corporation which copies are true, complete and contain all amendments through the Closing Date.

     5B.2 Capitalization. (a) The authorized capital stock of the Washington Corporation consists of 5,000,000 shares of common stock, no par value, of which 1,448,100 shares are issued and outstanding;

     (b) Except as set forth in the Disclosure Schedule, there are no subscriptions, options, warrants, calls, rights, agreements or commitments (including any right of conversion or exchange under any outstanding security or other instrument) relating to the issuance by The Washington Corporation of any class of its capital stock.

     5B.3  Subsidiaries. The Washington Corporation has no Subsidiaries.

     5B.4 Financial Statements. Mutual has heretofore delivered to ServiceMaster (i) the certified (by the Chief Financial Officer of Mutual) 1995 balance sheet, statement of income, statement of cash flow and statement of stockholders' equity of the Washington Corporation and (ii) the unaudited first quarter of 1996 statement of income of the Washington Corporation (the "Washington Corporation Financial Statements"). Such statements are in accordance with the books and records of the Washington Corporation, accurately reflect its assets, liabilities and financial condition and results of operations indicated thereby in accordance with generally accepted accounting principles consistently applied, and contain and reflect all necessary adjustments for a fair representation of the financial condition of the companies being reported upon as of the date and for the period covered thereby.

     5B.5 Events Since December 31, 1995. (a) Since December 31, 1995, the Washington Corporation has managed and carried out its business and affairs in the ordinary course of business and there has not occurred, arisen or been created, as the case may be, any change in the business, operations or internal conditions (financial or otherwise) of the Washington Corporation which has had, or which could reasonably be expected to have, a material adverse effect on the Washington Corporation.

     (b) Without limiting the generality of Section 5B.5(a), since December 31, 1995, the Washington Corporation has not:

          (1) Sold, assigned or transferred any of its assets other than in the ordinary course of business;

          (2) Canceled any indebtedness or waived any rights of substantial value to the Washington Corporation, whether or not in the ordinary course of business;

          (3) Amended, canceled or terminated its Support Service Agreement with Mutual;

          (4) Failed to repay any material obligation of the Washington Corporation;

          (5) Suffered any damage, destruction or loss (whether or not covered by insurance) which adversely affected its properties, business or prospects;

          (6) Mortgaged, pledged or otherwise encumbered any of its assets in amounts which are material singly or in the aggregate,

          (7) Declared, set aside or paid any dividends or made any distributions in respect of any of its capital stock or other equity securities or redeemed, purchased or otherwise acquired any of its equity securities;

          (8) Issued or committed to issue any shares of stock or other equity securities or obligations or securities convertible into or exchangeable for shares of stock or other equity securities;

          (9) Incurred any indebtedness for borrowed money or made any commitment to borrow money or taken out or agreed to take out any loans;

          (10) Incurred any liabilities except in the ordinary course of business and consistent with past practice, none of which are material, or made any increases or changes in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves; or

          (11) Agreed to take any of the actions described in the foregoing items (1) through (10).

     5B.6 Title to Assets, Etc. The Washington Corporation has good, insurable and marketable title to its assets. None of its assets are subject to any Encumbrances, except as set forth in the Disclosure Statement or except for minor liens which in the aggregate are not material, do not materially detract from the value of the property or its assets subject thereto, do not interfere with their present use and have not arisen other than in the ordinary course of business.

     5B.7 Compliance With Lease Obligations. The Washington Corporation has in all material respects performed all the obligations required to be performed by it with respect to all its assets leased by it through the date hereof, except where the failure to perform would not have a material adverse effect on the business or financial condition of the Washington Corporation.

     5B.8 Condition of Facilities. (a) The Washington Corporation enjoys peaceful and undisturbed possession of all Facilities owned or leased by it and the Washington Corporation has not caused nor has knowledge of any Encumbrances, encroachments, building or use restrictions, exceptions, reservations or limitations which in any material respect interfere with or impair the present and continued use thereof in the usual and normal conduct of the business of the Washington Corporation.

     (b) There are no pending or threatened condemnation proceedings relating to any of the Facilities.

     (c) The real property improvements (including leasehold improvements), equipment and other tangible assets owned or used by the Washington Corporation at the Facilities are adequately insured and are structurally sound with no known material defects.

     (d) None of said improvements, equipment and other assets is subject to any commitment or other arrangement for their sale or use by any Affiliate, to Mutual's knowledge, by any third parties.

     5B.9 Condition of Tangible Assets. The assets, Facilities and Furnishings and Equipment are in good operating condition and repair (except for ordinary wear and tear and any defect the cost of repairing of which would not be material), are sufficient for the operation of the Washington Corporation's business as presently conducted and are in conformity in all material respects with all applicable laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety or standards, occupational safety and health laws and regulations) relating thereto currently in effect, except where the failure to conform would not have a material adverse effect on the business or financial condition of the Washington Corporation.

     5B.10 Contracts and Commitments. (a) The Disclosure Schedule lists the following contracts and agreements to which the Washington Corporation is a party:

          (1) All leases of real property, indicating with respect to each lease the term, annual rent, renewal options and number of square feet leased;

          (2) All material leases of personal property, indicating with respect to each lease a general description of the leased items, term, annual rent and renewal options;

          (3) All agreements (and all groups of related agreements) which extend for more than one year and which involve the purchase of materials, supplies or other personal property or for the furnishing or receipt of services (other than employment agreements and which involve consideration in excess of $50,000 per year;

          (4) Other than contracts to provide dental services to the Washington Corporation, employment contracts to employ executive officers and any other contracts with officers or directors of the Washington Corporation;

          (5) Any consulting agreement which provides for annual compensation in excess of $50,000 per year and which is not terminable by the Washington Corporation within six months;

          (6) Any professional services agreements, other than agreements for the performance of dental services, which provides for total compensation in excess of $50,000; and

          (7)  All Support Services Agreements.

     (b) Excluding the Support Services Agreements and excluding contracts or commitments which are described in the Disclosure Schedule, the Washington Corporation is not a party to any written or oral:

          (1) Commitment, contract, note, loan, evidence of indebtedness, purchase order or letter of credit involving any obligation or liability on the part of the Washington Corporation that is material;

          (2)  Lease of real property;

          (3) Lease of personal property involving an annual expense in excess of $10,000;

          (4) Contracts and commitments not otherwise described above or listed in the Disclosure Schedule (including purchase orders, franchise agreements and undertakings or commitments to any governmental or regulatory authority) relating to the business of the Washington Corporation and otherwise materially affecting the Washington Corporation;

          (5) Contracts or agreements containing covenants which limit the freedom of the Washington Corporation to engage in any line of business or compete with any person; or

          (6)  Executive officer employment contracts

     The Washington Corporation is not (and to the best of Mutual's knowledge, no other party is) in material breach or violation of, or default under any of the Contracts or other instruments, obligations, evidences of indebtedness or commitments described in items 5B.13 (a)
(1)-(7) above, the breach or violation of which would have a material adverse effect on the business or financial condition of the Washington Corporation.

     5B.11 Consents and Approvals. The Washington Corporation has all licenses, consents, approvals and authorizations necessary for the conduct of its business and there is no license, consent, approval or authorization, or declaration, filing or registration with, any governmental or regulatory authority or any other person or entity, that is required to be made or obtained by the Washington Corporation in order to continue its business. All licenses, consents, approvals and authorizations necessary for the conduct of the Washington Corporation's business have been identified in the Disclosure Schedule.

     5B.12 Litigation and Claims. (a) There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute, arbitral action or investigation (collectively, "Actions") pending or, to the knowledge of Mutual, threatened or anticipated against, relating to or affecting (i) the Washington Corporation, (ii) any benefit plan for employees or any fiduciary or administrator thereof, (iii) any of the assets or Contracts, or (iv) the transactions contemplated by this Agreement.

     (b) The Washington Corporation is not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against the Washington Corporation, or the business or activities of the Washington Corporation.

     5B.13 Labor Matters. The Washington Corporation is not a party to any labor agreement with respect to its employees with any labor organization, group or association. The Washington Corporation has not experienced any attempt by organized labor or its representatives to make the Washington Corporation conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of the Washington Corporation.

     5B.14 Liabilities. The Washington Corporation has no liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities which are reflected and reserved against on the Washington Corporation Financial Statements, (ii) liabilities incurred in the ordinary course of business and consistent with past practice since December 31, 1995, and (iii) liabilities arising under Contracts, letters of credit, purchase orders, licenses, permits, purchase agreements and other agreements, business arrangements and commitments described in the Disclosure Schedule or which are of the type described in Section 5B.13 but which because of the dollar amount or other qualifications are not required to be listed in the Disclosure Schedule.

     5B.15 Compliance with Law. The Washington Corporation is in compliance with all Laws. The Washington Corporation has not received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such statutes, regulations, orders, ordinances or other laws, and the Washington Corporation has no reason to anticipate that any presently existing circumstances are likely to result in violations of any such regulations which would, in any one case or in the aggregate, have a material adverse effect on the business or financial condition of the Washington Corporation.

     5B.16 No Other Agreements to Sell Stock. The Washington Corporation does not have any legal obligation, absolute or contingent, to any other person or entity to sell any of its assets, to sell, issue, transfer or assign any shares, options, warrants or other rights to purchase equity interests in the Washington Corporation, or to effect any merger, consolidation or other reorganization of the Washington Corporation or to enter into any agreement with respect to any of the above.

     5B.17 Proprietary Rights. (a) All of the Washington Corporation's registrations of trademarks and of other marks, trade names or other trade rights, and all pending applications for any such registrations and all of the Washington Corporation's patents and copyrights and all pending applications therefor; all other trademarks and other marks, trade names and other trade rights and all other trade secrets, designs, plans, specifications and other proprietary rights, whether or not registered (collectively, "Proprietary Rights") are listed in the Disclosure Schedule. The Proprietary Rights listed in the Disclosure Schedule are in all material respects all those used in the business of the Washington Corporation.

     (b) No person has a right to receive a royalty or similar payment in respect of any Proprietary Rights pursuant to any contractual arrangements entered into by the Washington Corporation, and no person otherwise has a right to receive a royalty or similar payment in respect of any such Proprietary Rights.

     (c) The Washington Corporation has no licenses granted by or to it or no other agreements to which it is a party, relating in whole or in part to any of the Proprietary Rights.

     (d) The Washington Corporation's use of the Proprietary Rights is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, and no proceedings have been instituted against or notices received by the Washington Corporation that are presently outstanding alleging that the Washington Corporation's use of its Proprietary Rights infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

     5B.18 Employee Benefit Plans. Except for the 401(k) plan referred to in Section 5.22, the Washington Corporation has no employee benefit plan or similar plan or arrangement subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     5B.19 Transactions with Certain Persons. Except for their respective employment agreements, neither any Key Executive, officer, director or employee of the Washington Corporation, nor any member of any such person's immediate family, is presently a party to any material transaction with the Washington Corporation relating to the Washington Corporation's business, including without limitation, any contract, agreement or other arrangement
(i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or (iii) otherwise requiring payments to (other than for services as officers, directors or employees of the Washington Corporation) any such person or corporation, partnership, trust or other entity in which any such person has a substantial interest as a shareholder, officer, director, trustee or partner.

     5B.20 Tax Matters. (a) The Washington Corporation, every predecessor of the Washington Corporation, and all members for income tax purposes of any affiliated group of corporations of which the Washington Corporation or any such predecessor corporation is or has been a member (hereinafter referred to collectively as the "Taxpayers") have duly filed all tax elections, reports and returns required to be filed by them, including all federal, state, local and foreign tax elections, returns and reports. The Taxpayers have paid in full all taxes required to be paid by such Taxpayers before such payment became delinquent. The Washington Corporation has made adequate provision, in conformity with generally accepted accounting principles consistently applied, for the payment of all taxes which may subsequently become due. All taxes which any Taxpayer has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing authority.

     (b) Any consolidated federal income tax returns of the Washington Corporation, which have been examined by the Internal Revenue Service for all periods to and including those expressly set forth in the Disclosure Schedule, and except to the extent shown therein, all deficiencies asserted as a result of such examinations have been paid or finally settled, and no issue has been raised by the Internal Revenue Service in any such examination which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined.

     (c) There are no audits of the Washington Corporation's tax returns, and there are no claims which have been or may be asserted relating to any of the Washington Corporation's tax returns filed for any year which if determined adversely would result in the assertion by any governmental agency of any deficiency.

     (d) The Washington Corporation has not executed any waivers of statutes of limitations with respect to any of its tax returns.

     (e) None of the Taxpayers has filed a statement under Section 341(f) of the Code (or any comparable state income tax provision) consenting to have the provisions of Section 341(f)(2) (collapsible corporations provisions) of the Code (or any comparable state income tax provision) apply to any disposition of any of its assets or property, no property of The Washington Corporation is property which ServiceMaster or the Washington Corporation is or will be required to treat as owned by another person pursuant to the provisions of Section 168(f) (safe harbor leasing provisions) of the Code.

     (f) The Washington Corporation is not a party to any tax-sharing agreement or similar arrangement with any other party.

     (g) The Washington Corporation has not made an Election by Small Business Corporation to be treated as an "S Corporation" for federal income tax purposes.

     5B.21 Severance Arrangements. The Washington Corporation has not entered into any severance or similar arrangement in respect of any present or former personnel that will result in any obligation (absolute or contingent) of the Washington Corporation to make any payment to any present or former personnel following termination of employment.

     5B.22 Insurance. The Disclosure Schedule contains a complete and accurate list of all insurance policies or binders of fire, liability, title, worker's compensation, malpractice, life and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, deductibles, owners, beneficiaries, named insiders, annual premiums and a general description of the type of coverage provided) maintained by the Washington Corporation on or with respect to its business, property or personnel. All of such policies are sufficient for compliance with all requirements of law and of all Contracts to which the Washington Corporation is a party. The Washington Corporation is not in default under any of such policies or binders, and the Washington Corporation has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders provide sufficient coverage for the risks insured against, are in full force and effect on the date hereof and shall be kept in full force and effect by the Washington Corporation through the Closing Date.

     5B.23 Accounts Receivable. The accounts receivable reflected in the 1995 Financial Statements, and all accounts receivable arising since December 31, 1995, represent bona fide claims against debtors for sales, services performed or other charges arising on or before the date hereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or customer requirements. Such accounts receivable are subject to no defenses, counterclaims or rights of setoff and are fully collectible in the ordinary course of business without cost to the Washington Corporation in collection efforts therefor except, in the case of accounts receivable shown in the Washington Corporation Financial Statements, to the extent of the appropriate reserves set forth in the Washington Corporation Financial Statements, and, in the case of accounts receivable arising since December 31, 1995, to a reasonable allowance for bad debts which does not reflect a rate of bad debts higher than that reflected by the reserve for bad debts in the Washington Corporation Financial Statements.

     5B.24 Payments. The Washington Corporation has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, which is in any manner related to the business or operations of the Washington Corporation, which Mutual knows or has reason to believe to have been illegal under any Laws of the United States or any other country having jurisdiction; and the Washington Corporation has not participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers and has at all times done business in an open and ethical manner.

     5B.25 Compliance With Legislation Regulating Safety and Environmental Quality. There are no toxic wastes or other toxic or hazardous substances or materials being generated, stored, transported to or from or otherwise released or held on, under or about any of the Facilities. The Facilities have been maintained in compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses and regulations, including (but not limited to) the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. ss. 6901 et seq.), Safe Drinking Water Act (21 U.S.C. ss. 349, 42 U.S.C. ss.ss. 201, 300f), Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), Clean Air Act (42 U.S.C. ss. 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), and all state statutes of similar purpose and effect.

                                 ARTICLE VI

              REPRESENTATIONS AND WARRANTIES OF SERVICEMASTER
              -----------------------------------------------

     ServiceMaster hereby represents and warrants to Mutual as follows:

     6.1 Limited Partnership Power. ServiceMaster has all necessary limited partnership and other power and authority to enter into this Agreement and has taken all necessary action to consummate the transactions contemplated hereby and to perform its obligations thereunder.

     6.2 Authorization. (a) All action on the part of ServiceMaster and ServiceMaster Management Corporation (ServiceMaster's general partner) for the authorization, execution, delivery and performance of this Agreement by ServiceMaster has been taken prior to the Closing.

     (b) This Agreement, when executed and delivered by ServiceMaster, will constitute a valid and binding obligation of ServiceMaster, enforceable in accordance with its terms.

     6.3 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of, or a conflict with, any provision of the ServiceMaster's Certificate of Limited Partnership or ServiceMaster's Agreement of Limited Partnership, as amended and in effect on the Closing Date, (ii) a violation of, or a conflict with, any provision of the Certificate of Incorporation or the Bylaws of ServiceMaster Management Corporation (ServiceMaster's general partner), (iii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, Encumbrance, commitment, license, franchise, permit, authorization or concession to which ServiceMaster is a party; or (iv) a violation by

ServiceMaster of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award.

     6.4 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any United States federal or state governmental or regulatory authority is required to be made or obtained by ServiceMaster in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

     6.5 No Brokers. To ServiceMaster's knowledge, neither ServiceMaster nor any affiliate of ServiceMaster has entered into or will enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of Mutual to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

     6.6 Investment. The Acquired Shares and the Warrant are being acquired for investment for ServiceMaster's own account and not with a view to sale or resale, distribution (as that term is defined in the Securities Act), or transfer, or to offers in connection therewith.

                                ARTICLE VII

                 CONDITIONS TO MUTUAL'S OBLIGATION TO CLOSE
                 ------------------------------------------

     The obligation of Mutual to issue the Acquired Shares and the Warrant to ServiceMaster upon the execution of this Agreement are subject, in the discretion of Mutual, to the satisfaction, prior to the execution of this Agreement, of each of the following conditions:

     7.1 Representations, Warranties and Covenants. All representations and warranties of ServiceMaster contained in this Agreement shall be true and correct in all material respects as of the execution of this Agreement, and ServiceMaster shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or upon the execution of this Agreement.

     7.2 Consents. All consents, approvals and waivers from governmental authorities and other parties necessary to permit Mutual to issue the Acquired Shares and the Warrant to ServiceMaster as contemplated hereby shall have been obtained, unless the failure to obtain any such consent, approval or waiver would not have a material adverse effect upon Mutual.

                                ARTICLE VIII

             CONDITIONS TO SERVICEMASTER'S OBLIGATION TO CLOSE
             -------------------------------------------------

     The obligations of ServiceMaster to purchase the Acquired Shares and the Warrant, are subject, in the discretion of ServiceMaster to the satisfaction, on or prior to the execution of this Agreement, of each of the following conditions:

     8.1 Representations, Warranties and Covenants. All representations and warranties of Mutual contained in this Agreement shall be true and correct in all material respects, and Mutual shall have performed in all material respects all agreements and covenants required hereby to be performed by Mutual prior to or upon the execution of this Agreement.

     8.2 Consents. All consents, approvals and waivers from governmental authorities and other parties necessary to permit Mutual to issue the Acquired Shares and the Warrant to ServiceMaster as contemplated hereby shall have been obtained.

     8.3 No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental authority or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected materially and adversely to affect the value of the Acquired Shares, the Warrant or the business of Mutual.

     8.4 Compliance Certificates. Mutual shall have furnished ServiceMaster with a certificate of the President or Chief Financial Officer of Mutual to evidence compliance with the conditions set forth in the foregoing Sections 8.1, 8.2 and 8.3.

     8.5 Corporate Documents. ServiceMaster shall have received from Mutual resolutions adopted by the Board approving this Agreement and the transactions contemplated hereby, certified by the corporate secretary of Mutual. ServiceMaster shall have also received copies of Certificates of Incorporation, bylaws and stock transfer books of Mutual and each of its Affiliates.

     8.6  [This section is left blank intentionally]

     8.7 Silicon Valley Bank Consents. ServiceMaster shall have received from Mutual a statement to the effect that no consent of Silicon Valley Bank is necessary in connection with the terms and conditions of this Agreement. On or about June 19, 1996 ServiceMaster shall also receive confirmation from Silicon Valley Bank that Mutual is in compliance with all of the provisions of the Silicon Valley Bank Loan Agreement.

     8.8 Amendments to the By-Laws of Mutual. ServiceMaster shall have received from Mutual a certified copy of a resolution appointing the ServiceMaster representative, Kenneth Hooten, a director.

     8.9 Transfer of Patient Charts. Mutual shall transfer to the Washington Corporation title to patient charts of patients of the Washington Corporation. Mutual shall transfer to the Oregon Corporation title to patient charts of patients of the Oregon Corporation.

     8.10 Accounting for Support Services Agreements. That portion of the acquisition price in excess of the value of the acquired tangible assets in a dental practice acquisition shall be recorded in such a way that Mutual is not in violation of the laws relating to the corporate practice of dentistry.

                                 ARTICLE IX

                   POST-CLOSING COVENANTS OF THE PARTIES
                   -------------------------------------

     9.1  Representation on Board of Directors.

     (a) For such period of time as ServiceMaster owns shares of Voting Stock and/or the Warrant, ServiceMaster shall be entitled to select, appoint and be represented by one member of Mutual's Board of Directors (the "Board"). ServiceMaster's initial Board representative shall be Kenneth Hooten, who shall serve until he resigns or is replaced by ServiceMaster at the next annual meeting of Mutual's shareholders at which directors are elected. Any replacement of ServiceMaster's initial representative on the Board shall be pre-approved by Mutual, which approval shall not be unreasonably withheld. In connection with the above, Mutual represents and warrants that its Bylaws permit the Board to increase the number of directors on the Board from eight (8) to nine (9).

     (b) If ServiceMaster (i) exercises the Put Right or (ii) otherwise disposes of its equity interest in Mutual such that ServiceMaster's remaining equity interest is less than one-half of its equity interest at the date of this Agreement, then Mutual's obligations under this Section
9.1 shall terminate. In no event, however, shall a reduction in ServiceMaster's percentage equity interest in Mutual which is the result of dilution based on the issuance by Mutual of equity interests to other persons relieve Mutual of its obligations under this Section 9.1.

     9.2 Reports and Rights of Inspection. Mutual will keep proper books and accounts in which full and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of Mutual, in accordance with generally accepted accounting principles consistently applied (except for changes disclosed in the financial statements furnished pursuant to this Section 9.3 and concurred with by the independent public accountants referred to in this Section 9.3 hereof), and will furnish to the ServiceMaster:

     (a) Quarterly Statements. As soon as available and in any event within 60 days after the end of each quarterly fiscal period (except the last quarter of each fiscal year) (i) Mutual's unaudited balance sheet, statement of income, statement of cash flows and statement of stockholders' equity, (ii) the statement of income of the Oregon Corporation and (iii) the statement of income of the Washington Corporation. Each of these quarterly statements shall be provided by Mutual in reasonable detail and certified as complete and correct by the Chief Financial Officer of Mutual.

     (b) As soon as available and in any event within 120 days after the close of each fiscal year (i) Mutual's audited balance sheet, statement of income, statement of cash flows and statement of stockholders' equity, all in reasonable detail and accompanied by an opinion thereof of a firm of independent public accountants selected by Mutual and reasonably acceptable to ServiceMaster to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and present fairly, in all material respects, the financial condition of Mutual and that the examination conducted has been made in accordance with generally accepted auditing standards, and (ii) the Oregon Corporation's unaudited balance sheet, statement of income and statement of stockholders' equity, and (iii) the Washington Corporation's unaudited balance sheet, statement of income and statement of stockholders' equity. The annual statements to be provided for both the Oregon Corporation and the Washington Corporation shall be provided by Mutual in reasonable detail and certified as complete and correct by the Chief Financial Officer of Mutual.

     (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit report, if any, made by independent accountants of the books of Mutual;

     (d) SEC and Other Reports. If Mutual is a public company, promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by Mutual to holders of equity interests and of each regular or periodic report, and any registration statement or prospectus filed by Mutual with any securities exchange or the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which Mutual is a party, issued by any governmental agency, Federal or state, having jurisdiction over Mutual;

     (e) Requested Information. With reasonable promptness, such other data and information as ServiceMaster may reasonably request;

     (f) Accounting in Future Dental Acquisitions. In dental practice acquisitions occurring after the Closing Date, Mutual will cause that portion of the acquisition price in excess of the value of the acquired tangible assets to be recorded in such a way that Mutual is not in violation of the laws relating to the corporate practice of dentistry.

Without limiting the foregoing, Mutual will permit ServiceMaster to visit and inspect, under Mutual's guidance, any of the properties of Mutual, to examine all their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision Mutual authorizes said accountants to discuss with ServiceMaster finances and affairs of Mutual) all at such reasonable times and as often as may be reasonably requested by ServiceMaster.

     9.3 Transactions with Affiliates. Mutual shall not conduct any transaction with any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of Mutual and upon fair and reasonable terms no less favorable to Mutual than could be obtained in a comparable arms length transaction with a person other than an Affiliate.

     9.4 Unregistered Securities. Any shares of Voting Stock purchased shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) Mutual first shall have been furnished with an opinion of legal counsel reasonably satisfactory to Mutual to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Each certificate representing any Voting Stock that has not been registered or that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO MUTUAL THAT SUCH REGISTRATION IS NOT REQUIRED.

Upon the request of ServiceMaster with respect to a certificate representing any Voting Stock, Mutual shall remove the foregoing legend from the certificate or issue to ServiceMaster a new certificate therefor free of any transfer legend, if, with such request, Mutual shall have received either (i) an opinion of counsel reasonably satisfactory to Mutual to the effect that such legend may be removed from such certificate or (ii) if the present Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from ServiceMaster reasonably satisfactory to Mutual that ServiceMaster is not then, and has not been during the preceding three months, an affiliate of Mutual and that ServiceMaster has beneficially owned the security (within the meaning of Rule 144) for three years or more.

     Voting Stock may be subject to additional restrictions on transfer imposed under applicable state and federal law.

     9.5 Further Assurances. On and after the date of the execution of this Agreement, Mutual and ServiceMaster will take all appropriate action and execute all documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof, including without limitation, the issuance of any share of Voting Stock to ServiceMaster pursuant to the Warrant.

     9.6 Acquisition of Patient Charts. In future dental practice acquisitions Mutual shall not acquire title to patient charts in states which prohibit the corporate practice of dentistry, or will acquire them but immediately transfer them to a professional corporation.

     9.7 Termination of Covenants. The covenants of Mutual in Section 9.2 (except subsection 9.2(d)) shall terminate upon the closing of a Qualified Public Offering.

     9.8 Remedies. In the event of a breach of section 9.1, ServiceMaster shall have the right to immediately exercise its Put Right as set forth in
Article IV.

                                 ARTICLE X

                              INDEMNIFICATION
                              ---------------

     10.1 Survival of Representations, Etc. All statements contained in the Disclosure Schedule or in any certificate or instrument delivered by or on behalf of either party pursuant to this Agreement or in connection with the transactions contemplated hereby, expressly or by implication, shall be deemed to be representations and warranties by such party hereunder which are in addition to or in clarification of those contained in Article V and
Article VI above, and elsewhere in this Agreement, and the same are hereby incorporated into this Agreement by this reference. All representations and warranties shall be deemed material and to have been made in order to induce the performance by the other party of the other party's obligations hereunder. All representations and warranties shall be deemed to have been made upon the Closing Date or such later date as any particular document is actually delivered. Except as otherwise expressly provided, all representations and warranties of Mutual and ServiceMaster shall survive the execution of this Agreement and the Closing until the date that is the 5th anniversary of thereof, without regard to any investigation made by any of the parties hereto.

     10.2 Mutual's Indemnity. (a) Mutual hereby expressly and unequivocally agrees to indemnify, defend and hold harmless ServiceMaster and its officers, directors, employees, agents, partners, affiliates, attorneys, Representatives and related entities (for purposes of this Section 10.2, the "Indemnified Parties") from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, actions, suits, deficiencies, including without limitation, interest, diminution in value, penalties, attorneys' fees and all amounts paid in settlement of any claim, action or suit (collectively, "Claims") which are asserted against any Indemnified Party or which any Indemnified Party incurs or suffers, whether as a result of third party claims or otherwise, and which directly or indirectly arise out of, result from or relate to (i) any failure by Mutual to fully perform in a timely manner any agreement, covenant or obligation of Mutual hereunder or (ii) the existence or non-existence of any fact or circumstance which is different or a breach of any representation or warranty of Mutual made herein; or (iii) the acts, omissions, statements, misstatements or other business, properties and affairs of Mutual, Mutual's predecessors in interest, or Mutual's business as conducted or owned at any time prior to the Closing.

     (b) All of the foregoing indemnities include without limitation: (i) Claims for rescission, damages, or other remedies whether based upon breach of contract, breach of fiduciary duties, fraud, misrepresentation, malpractice or otherwise which may be made by one or more patients, dentists or professional corporations in either prosecution or defense of any lawsuit or other legal proceedings; (ii) Claims based upon violations of federal or state securities laws; (iii) Claims, assessments, adjustments or deficiencies asserted by any federal or state taxing authority; and (iv) Claims made by any other federal, state or local regulatory agency or governmental or quasi-governmental authority.

     (c) The indemnities provided for in this Section 10.2 shall not require payment as a condition precedent to recovery and ServiceMaster's rights or remedies hereunder shall not be limited by the consideration paid for the Voting Stock and the Warrant under Section 2.2, above.

     10.3 ServiceMaster's Indemnity. ServiceMaster hereby expressly and unequivocally agrees to indemnify and hold harmless Mutual and its officers, directors, employees, agents, partners, affiliates, attorneys, representatives and related entities (for purposes of this Section 10.3, the "Indemnified Parties") from and against and in respect of any and all Claims which are asserted against any Indemnified Party or which any Indemnified Party incurs or suffers, whether as a result of third party claims or otherwise, and which directly or indirectly arise out of, result from or relate to (i) any failure by ServiceMaster to fully perform in a timely manner or otherwise breach any agreement, covenant or obligation of ServiceMaster hereunder, or (ii) the existence or non-existence of any fact or circumstance which is different from or a breach of any representation or warranty of ServiceMaster made herein. The indemnities provided for in this Section 10.3 shall not require payment as a condition precedent to recovery.

     10.4 Indemnification Procedures. If either party receives notice of the commencement of any action or of the existence of any Claim or a written assertion of any facts by a third party with respect to any matter that would give rise to a Claim hereunder or otherwise suffers a loss for which it is entitled to be indemnified pursuant to Section 10.2 or Section 10.3, above, then that party (for purposes of this Section 10.4 the "Indemnified Party") shall give the other party (the "Indemnifying Party") reasonable notice thereof and shall permit the other party to have reasonable access to relevant information in its possession or control regarding or related to such Claim. The Indemnifying Party shall have the right to take all reasonable action, at its own expense, as it deems desirable in order to minimize or eliminate such Claim. In the event of a Claim requesting solely monetary damages, the Indemnifying Party shall have the right at its own expense, to appoint counsel to handle the defense of such matter and the exclusive right to prosecute, defend, compromise, settle or pay such Claim provided that the Indemnifying Party acknowledges in writing its obligations and liability for such Claim as between the parties hereto or procures from the person making the Claim a full and complete release of the Indemnified Party which is satisfactory in form and substance to counsel for the Indemnified Party. If the foregoing acknowledgments and releases are not furnished to the Indemnified Party, then it may appoint associate counsel to participate in the defense of such matter at the expense of the Indemnifying Party. If the person asserting the Claim requests relief other than or in addition to monetary damages, then the Indemnified Party reserves the right to control, defend and settle all aspects of such Claim, subject only to their obligation to act in good faith.

                                 ARTICLE XI

        ADJUSTMENT OF PER-SHARE AMOUNTS AND SHARES IN CERTAIN CASES
        -----------------------------------------------------------

     11.1 Applicability. In several sections of this Agreement, a value or price is stated for the Voting Stock in terms of a per-share amount (the "Per-Share Amount"). If and whenever an event as described in any of the succeeding sections of this Article XI occurs, this Article XI shall be applied to adjust, in the manner set forth below, the Per-Share Amount as stated in any other Article of this Agreement.

     11.2 Effect of Distributions in Shares of Voting Stock. If any dividends or distributions on the Voting Stock payable in shares of Voting Stock are declared or issued by Mutual, the Per-Share Amount shall be adjusted by multiplying the Per-Share Amount then in effect by a fraction, the numerator of which shall be the number of shares of Voting Stock outstanding immediately prior to such dividend or distribution and the denominator of which shall be the number of shares of Voting Stock outstanding immediately after such dividend or distribution. Upon each such adjustment of the Per-Share Amount, the number of shares of Voting Stock which may be acquired by ServiceMaster through an exercise of the Warrant shall be adjusted to the number of such shares which is determined by multiplying the Per-Share Amount in effect immediately prior to such adjustment by the number of shares of Voting Stock acquirable upon exercise of the Warrant immediately prior to such adjustment and dividing the product thereof by the Per-Share Amount resulting from such adjustment.

     11.3 Subdivision, Combination, Reclassification of Shares of Voting Stock. If at any time after the date hereof the Voting Stock is, by subdivision, combination or reclassification or through merger or consolidation or otherwise, changed into a different number or kind of class of shares of Voting Stock, or into other securities, cash or other property, then at the same time the equity interests issuable under the Warrant immediately prior to such change shall be changed into the securities, cash or other property which ServiceMaster would have received if ServiceMaster had exercised the Warrant immediately prior to such subdivision, combination, reclassification, merger or consolidation or other action (or any record date applicable thereto) and Mutual shall reserve for issuance upon exercise of the Warrant the same type of and amount of securities, cash or other property which would have been received by ServiceMaster if it had exercised the Warrant immediately prior to such subdivision, combination, reclassification, merger or consolidation or other action (or any record date applicable thereto). The purpose of the foregoing provisions is to entitle ServiceMaster to receive such securities, cash or property for the same capital contribution to Mutual as would have occurred if ServiceMaster had fully exercised the Warrant immediately prior to such subdivision, combination, reclassification, merger or consolidation or other action (or any record date applicable thereto).

     11.4 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Article XI, Mutual at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to ServiceMaster a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Mutual shall, upon the written request, at any time, of ServiceMaster, furnish or cause to be furnished to ServiceMaster, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Voting Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     11.5 Notices of Record Date. In the event of any taking by Mutual of a record of shareholders of any class of securities for the purpose of determining if shareholders are entitled to receive any dividend or other distribution, Mutual shall mail to ServiceMaster at least ten days prior to the date specified for the taking of such record, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                                ARTICLE XII

                               MISCELLANEOUS
                               -------------

     12.1 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, except that ServiceMaster may assign this Agreement to any affiliate of ServiceMaster, and except that ServiceMaster's rights hereunder shall transfer in connection with the Reincorporating Merger described in Section 12.2. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

     12.2 ServiceMaster Reincorporating Merger. Mutual understands that the shareholders of ServiceMaster's parent entity have previously approved a merger (the "Reincorporating Merger") which is described in a proxy statement/prospectus dated December 11, 1991. The Reincorporating Merger is expected to occur by not later than

December 31, 1997. As a result of the Reincorporating Merger, ServiceMaster and ServiceMaster's parent entity will be succeeded by ServiceMaster Incorporated of Delaware, a Delaware corporation. Before the occurrence of the Reincorporating Merger, the term "ServiceMaster" as used herein means The ServiceMaster Company Limited Partnership; after Reincorporating Merger, the term "ServiceMaster" as used herein means ServiceMaster Incorporated of Delaware.

     12.3 Notices; Transfer of Funds. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

           If to Mutual:             Mutual Health Systems, Inc.
                                     900 Washington Street, Suite 1100
                                     Vancouver, Washington 98660
                                     Attn:  President

           With a copy to:           Edward L. Epstein, Esq.
                                     Stoel Rives, LLP
                                     900 SW Fifth Avenue, Suite 2300
                                     Portland, Oregon 97204-1268

           If to ServiceMaster:      The ServiceMaster Company
                                     One ServiceMaster Way
                                     Downers Grove, Illinois 60515
                                     Attn:  Kenneth Hooten

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

     12.4 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Illinois, without regard to choice of law principles.

     12.5 Entire Agreement; Amendments and Waivers. This Agreement, together with all exhibits, and all certificates and documents delivered in connection herewith and schedules hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     12.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.7 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     12.8 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     12.9 Expenses. Mutual and ServiceMaster will each be liable for its own costs and expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement.

     12.10 Publicity. Neither party shall issue any press release or make any public statement regarding the transactions contemplated hereby, without the prior approval of the other party.

     12.11 Confidential Information. The parties acknowledge that the transactions described herein are of a confidential nature and shall not be disclosed except to consultants, advisors and affiliates, or as required by law, until such time as the parties make a public announcement regarding the transaction, as provided in Section 12.10. Neither Mutual nor ServiceMaster shall make any public disclosure of the specific terms of this Agreement, except as required by law. In connection with the negotiation of this Agreement and the preparation for the consummation of the transactions contemplated hereby, each party acknowledges that it will have access to confidential information relating to the other party. Each party shall treat such information as confidential, preserve the confidentiality thereof and not duplicate or use such information, except to advisors, consultants and affiliates in connection with the transactions contemplated hereby. Mutual, at a time and in a manner which it reasonably determines and after prior notice to and consultation with ServiceMaster, may notify employees, unions and bargaining agents of the fact of the subject transaction. In the event of the termination of this Agreement for any reason whatsoever, each party shall return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use all reasonable efforts, including instructing its employees and others who have had access to such information, to keep confidential and not to use any such information, unless such information is now, or is hereafter disclosed, through no act or omission of such party, in any manner making it available to the general public.

     12.12 Third Party Beneficiaries. There are no third party beneficiaries to this Agreement.

     12.13 Time is of the Essence. Time is of the essence with respect to each of the transactions contemplated hereby.

     12.14 Alternative Dispute Resolution. If any dispute arises out of or relates to this Agreement or the breach thereof and if the dispute cannot be settled through negotiation, each of the parties shall select one individual and those two shall, in turn, select a third. These three shall form an arbitration panel which shall decide the matter using the Commercial Arbitration Rules of ENDISPUTE then in effect. Judgment upon the award rendered by the Arbitrators may be entered in any court having jurisdiction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                  "Mutual"

                                  Mutual Health Systems, Inc., a
                                  Washington corporation


                                  By:  DANY Y. TSE
                                      ------------------------------------
                                  Its:  PRESIDENT
                                       -----------------------------------


                                  "ServiceMaster"

                                  The ServiceMaster Company Limited
                                  Partnership, a Delaware limited
                                  partnership

                                  By:  ServiceMaster Management
                                       Corporation, its Corporate
                                       General Partner


                                  By:  VERNON T. SQUIRES
                                      ------------------------------------
                                  Its:  SENIOR VICE PRESIDENT AND
                                        GENERAL COUNSEL
                                       -----------------------------------

                                 EXHIBIT C

                      WARRANT TO PURCHASE VOTING STOCK
                       OF MUTUAL HEALTH SYSTEMS, INC.

     This certifies that, in consideration of sufficient value received, The ServiceMaster Company Limited Partnership, a Delaware limited partnership, its successor(s) or its assigns ("ServiceMaster"), is entitled, upon the terms and subject to the conditions hereafter set forth, to acquire from Mutual Health Systems, Inc., a Washington corporation ("Mutual"), 200,000 fully paid and nonassessable shares of the Mutual's Class A voting common stock, no par value ("Voting Stock") at an exercise price of $3.75 per share on or before December 14, 2001. All capitalized terms as used herein, and not otherwise defined herein, shall have the same meaning as set forth in the Stock Acquisition Agreement dated June , 1996 between Mutual and ServiceMaster, or any exhibit attached thereto. The number and exercise price of the securities that may be acquired through the exercise of this Warrant to Purchase or Exchange Voting Stock of Mutual Health Systems, Inc. (the "Warrant") are subject to adjustment as set forth herein.

                       SECTION 1--EXERCISE OF WARRANT

     This Warrant may be exercised by tendering a duly executed Notice of Exercise in the form annexed at the office of Mutual, at 900 Washington Street, Suite 1100, Vancouver, Washington, (or such other office or agency of Mutual as it may designate) and upon payment to Mutual by wire transfer of immediately available funds of the exercise price of the shares thereby purchased. Upon exercise, ServiceMaster shall be entitled to receive, within a reasonable time, one or more certificates, issued in ServiceMaster's name or in such name or names as ServiceMaster may direct, for the number of shares of Voting Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

     Mutual covenants that the shares of Voting Stock to be issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  SECTION 2--NO FRACTIONAL SHARES OR SCRIP

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

                  SECTION 3--CHARGES, TAXES, AND EXPENSES

     Issuance of certificates for shares of Voting Stock upon the exercise of this Warrant shall be made without charge to ServiceMaster for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by Mutual.

                    SECTION 4--NO RIGHTS AS SHAREHOLDERS

     This Warrant does not entitle ServiceMaster to any voting rights or other rights as a shareholder of Mutual prior to exercise and payment of the Exercise Price in accordance with Section 1 hereof.

                           SECTION 5--ADJUSTMENTS

     5.1 Applicability. In several sections of this Warrant, a value or price is stated for the Voting Stock in terms of a per-share amount (the "Per-Share Amount"). If and whenever an event as described in any of the succeeding sections of this Section 5 occurs, this Section 5 shall be applied to adjust, in the manner set forth below, the Per-Share Amount as stated in any other Article of this Warrant.

     5.2 Effect of Distributions in Shares of Voting Stock. If any dividends or distributions on the Voting Stock payable in shares of Voting Stock are declared or issued by Mutual, the Per-Share Amount shall be adjusted by multiplying the Per-Share Amount then in effect by a fraction, the numerator of which shall be the number of shares of Voting Stock outstanding immediately prior to such dividend or distribution and the denominator of which shall be the number of shares of Voting Stock outstanding immediately after such dividend or distribution. Upon each such adjustment of the Per-Share Amount, the number of shares of Voting Stock which may be acquired by ServiceMaster through an exercise of the Warrants shall be adjusted to the number of such shares which is determined by multiplying the Per-Share Amount in effect immediately prior to such adjustment by the number of shares of Voting Stock acquirable upon exercise of the Warrant immediately prior to such adjustment and dividing the product thereof by the Per-Share Amount resulting from such adjustment.

     5.3 Subdivision, Combination, Reclassification of Shares of Voting Stock. If at any time after the date hereof the Voting Stock is, by subdivision, combination or reclassification or through merger or consolidation or otherwise, changed into a different number or kind of class of shares of Voting Stock, or into other securities, cash or other property, then at the same time the equity interests issuable under the Warrant immediately prior to such change shall be changed into the securities, cash or other property which ServiceMaster would have received if ServiceMaster had exercised the Warrant immediately prior to such subdivision, combination, reclassification, merger or consolidation or other action (or any record date applicable thereto) and Mutual shall reserve for issuance upon exercise of the Warrant the same type of and amount of securities, cash or other property which would have been received by ServiceMaster if it had exercised the Warrant immediately prior to such subdivision, combination, reclassification, merger or consolidation or other action (or any record date applicable thereto). The purpose of the foregoing provisions is to entitle ServiceMaster to receive such securities, cash or property for the same capital contribution to Mutual as would have occurred if ServiceMaster had fully exercised the Warrant immediately prior to such subdivision, combination, reclassification, merger or consolidation or other action (or any record date applicable thereto).

     5.4 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, Mutual at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to ServiceMaster a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Mutual shall, upon the written request, at any time, of ServiceMaster, furnish or cause to be furnished to ServiceMaster, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the exercise price at the time in effect; and (iii) the number of shares of Voting Stock and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant.

     5.5 Notices of Record Date. In the event of any taking by Mutual of a record of shareholders of any class of securities for the purpose of determining if shareholders are entitled to receive any dividend or other distribution, Mutual shall mail to ServiceMaster at least ten days prior to the date specified for the taking of such record, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

            SECTION 6--SALE OR TRANSFER OF THIS WARRANT; LEGEND

     This Warrant, and any shares of Voting Stock received upon exercise of this Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) Mutual first shall have been furnished with an opinion of legal counsel reasonably satisfactory to Mutual to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Each certificate representing any Warrant and any Voting Stock reviewed upon exercise of the Warrant that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO MUTUAL THAT SUCH REGISTRATION IS NOT REQUIRED.

Upon the request of ServiceMaster with respect to a certificate representing any Warrant or any Voting Stock received upon exercise of the Warrant, Mutual shall remove the foregoing legend from the certificate or issue to ServiceMaster a new certificate therefor free of any transfer legend, if, with such request, Mutual shall have received either (i) an opinion of counsel reasonably satisfactory to Mutual to the effect that such legend may be removed from such certificate or (ii) if the present Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from ServiceMaster reasonably satisfactory to Mutual that ServiceMaster is not then, and has not been during the preceding three months, an affiliate of Mutual and that ServiceMaster has beneficially owned the security (within the meaning of Rule 144) for three years or more.

     Voting Stock received upon exercise of the Warrant may be subject to additional restrictions on transfer imposed under applicable state and federal law.

                         SECTION 7--REPRESENTATIONS

     This Warrant is being acquired for investment for ServiceMaster's own account and not with a view to sale or resale, distribution (as that term is defined in the Securities Act), or transfer, or to offers in connection therewith.

       SECTION 8--LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT

     Upon receipt by Mutual of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to Mutual of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, Mutual will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

           SECTION 9--SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH

     If the last or appointed day for the taking of any action or the expiration of any right acquired or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

                       SECTION 10--AUTHORIZED SHARES

     Mutual covenants that during the period this Warrant is outstanding, it will reserve from its authorized and unissued Voting Stock a sufficient number of shares to provide for the issuance of Voting Stock upon any exercise under this Warrant.

                           SECTION 11--ISSUE DATE

     The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by Mutual on the date hereof. This Warrant shall be binding upon any successors or assigns of Mutual.

                         SECTION 12--GOVERNING LAW

     This Warrant shall constitute a contract under the laws of the State of Illinois and for all purposes shall be construed in accordance with and governed by the laws of said state, without regards to choice of law principles.

                     SECTION 13--SUCCESSORS AND ASSIGNS

     Neither this Agreement nor any of the rights or obligations thereunder may be assigned by either party without the prior written consent of the other party, except that ServiceMaster may assign this Warrant to any affiliate of ServiceMaster, and except that ServiceMaster's rights hereunder shall transfer in connection with the Reincorporating Merger described below. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation thereunder.

     Mutual understands that the shareholders of ServiceMaster's parent entity have previously approved a merger (the "Reincorporating Merger") which is described in a proxy statement/prospectus dated December 11, 1991. The Reincorporating Merger is expected to occur by not later than December 31, 1997. As a result of the Reincorporating Merger, ServiceMaster and ServiceMaster's parent entity will be succeeded by ServiceMaster Incorporated of Delaware, a Delaware corporation. Before the occurrence of the Reincorporating Merger, the term "ServiceMaster" as used herein means The ServiceMaster Company Limited Partnership; after the Reincorporating Merger, the term "ServiceMaster" as used herein means ServiceMaster Incorporated of Delaware.

IN WITNESS WHEREOF, Mutual Health Systems, Inc. and The ServiceMaster Company L.P. have caused this Warrant to be executed by its duly authorized officers.

Dated:  June 21, 1996             Mutual Health Systems, Inc.


                                  By:
                                      ------------------------------------
                                                   President


                                  By:
                                      ------------------------------------
                                                   Secretary

                                  The ServiceMaster Company Limited
                                  Partnership, a Delaware limited
                                  partnership

                                  By: ServiceMaster Management Corporation,
                                  its Corporate General Partner


                                  By:
                                      ------------------------------------
                                  Its:
                                      ------------------------------------

                       NOTICE OF EXERCISE OF WARRANT


To:  Mutual Health Systems, Inc.
     900 Washington Street
     Suite 1100
     Vancouver, Washington  98660

1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase [NUMBER] shares of Voting Stock and tenders herewith payment of the purchase price, of such shares in full.

2. Please issue a certificate or certificates representing said shares of Voting Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto: [LIST NAMES AND ADDRESSES.]

3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.

4. The undersigned represents that the aforesaid shares of Voting Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (a) they first shall have been registered under the 1933 Act or
     (b) Mutual first shall have been furnished with an opinion of legal counsel reasonably satisfactory to Mutual to the effect that such sale or transfer is exempt from the registration requirement.

                                  Date:


                                  ------------------------------------------

                                  The ServiceMaster Company Limited
                                  Partnership, a Delaware limited
                                  partnership

                                  By:  ServiceMaster Management
                                  Corporation, its Corporate General Partner


                                  By:
                                      --------------------------------------
                                  Its:
                                       -------------------------------------

                                 EXHIBIT D

            AGREEMENT TO REGISTER VOTING STOCK OF MUTUAL HEALTH
                               SYSTEMS, INC.


     This agreement ("Agreement") is made this 21st day of June, 1996 by and between Mutual Health Systems, Inc., a Washington corporation
("Mutual") and The ServiceMaster Company Limited Partnership, a Delaware limited partnership ("ServiceMaster").

                                  RECITALS

     A. Concurrent with the execution of this Agreement, Mutual and ServiceMaster have executed (i) a Stock Acquisition Agreement under which ServiceMaster has purchased 200,000 shares of Voting Stock and (ii) a warrant under which ServiceMaster has the right, under certain circumstances, to acquire up to 200,000 shares of Voting Stock (the "Warrant").

     B. ServiceMaster's willingness to purchase the shares of Voting Stock pursuant to the Stock Acquisition Agreement was in part conditioned on the willingness of Mutual to agree to register, under federal and state securities laws in accordance with the terms and conditions set forth in this Agreement, the shares of Voting Stock which ServiceMaster has acquired under the Stock Acquisition Agreement and the shares of Voting Stock which ServiceMaster may acquire under the Warrant.

                                 AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the payment and commitments made by ServiceMaster in the Stock Acquisition Agreement, the parties agree as follows.

1.   DEFINITIONS

     1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

     "Exchange Act" means the Securities Exchange Act of 1934 as constituted at the time such term shall be applied and any other federal law in force at such time which shall, at such time, have superseded all or any part of the Exchange Act as constituted on the date hereof or which shall govern any activity governed by the Exchange Act as constituted on the date hereof.

     "Piggyback Registration" has the meaning set forth in Section 2.2.

     "Securities Act" means the Securities Act of 1933 as amended at the time as of which such term shall be applied and any other federal law which shall at such time have superseded all or any part of the Securities Act as constituted on the date hereof or which shall govern any activity governed by the Securities Act as constituted on the date hereof.

     "Shares" means and includes the following shares of Voting Stock: (i) the 200,000 shares received by ServiceMaster on the date hereof under the Stock Acquisition Agreement; (ii) all shares which are issued upon exercise of the Warrant; (iii) other equity interests in Mutual which may be acquired by ServiceMaster and which Mutual in it sole discretion agrees in writing to count as Shares for purposes of this Agreement; and (iv) all shares which may be issued with respect to any Shares in any merger or reorganization or in connection with any stock split or stock dividend or in a distribution of equity securities to the holders of Shares or in connection with any other action having a similar substantive effect.

All capitalized terms as used herein that are not defined herein, shall have the same meaning as set forth in the Stock Acquisition Agreement or any exhibit attached thereto.

2.   PIGGYBACK REGISTRATIONS

     2.1 Basic Right. If Mutual makes any Piggyback Registration (as defined below) of Voting Stock under the Securities Act, ServiceMaster shall be entitled to include its Shares in such registration and to sell the Shares so included to the extent permitted by this Agreement. Subject to section 2.4, Mutual shall keep open its Piggyback Registration until such time as ServiceMaster has registered and sold all its Shares.

     2.2  Defined Terms.

          (a) Piggyback Registration. The term "Piggyback Registration" means a registration by Mutual under the Securities Act other than (i) a registration made in connection with a merger, purchase of assets or other similar transaction by Mutual (other than an offering of securities for cash); (ii) a registration of Voting Stock at least 80% of which are offered to employees or partners of Mutual or of any of its affiliates under any compensation arrangement, including a Mutual share option plan or a Mutual share purchase plan; (iii) a registration in which the majority of the proceeds will be derived from the sale of debt securities whether or not convertible into Voting Stock (and for this purpose consideration for a security representing a right to acquire Voting Stock shall be deemed to have been paid for such security rather than for those Voting Stock); and
(iv) a registration on a form which does not permit the inclusion of Voting
Stock.

          (b) Primary Shares. The term "Primary Shares" when used with respect to any Piggyback Registration means (i) all Voting Stock which Mutual desires to sell in such registration and (ii) all Voting Stock to be included in such registration pursuant to any agreements made by Mutual with the approval of its Board of Directors which entitles the holders of such Voting Stock to require Mutual to file a registration statement with respect to such Voting Stock.

          (c) Primary Seller. The term "Primary Seller" when applied with respect to any Piggyback Registration means Mutual, provided that if the Piggyback Registration shall be undertaken by reason of other rights granted by Mutual with the approval of its Board of Directors entitling any holder of Voting Stock to require such registration, then such holder shall be deemed a "Primary Seller" for purposes of such registration.

          (d) Secondary Seller. The term "Secondary Seller" when applied with respect to any Piggyback Registration means (i) all Shares which ServiceMaster shall request in its Participation Election to be included in a proposed Piggyback Registration prior to the Participation Deadline or such later date on which Mutual in its sole discretion shall elect to accept such request and (ii) all Voting Stock the owners of which shall be entitled to include in such registration pursuant to rights granted by Mutual with the consent of its board of directors on essentially the same terms granted to ServiceMaster in this Article 2, and (iii) all shares which are proposed to be sold by Mutual officers and directors.

          (e) The term "Secondary Sellers" when applied with respect to any Piggyback Registration means the owners of the Secondary Shares involved in such registration.

     2.3 Registration Notice. If Mutual proposes to make a Piggyback Registration, Mutual shall promptly give written notice (herein called a "Piggyback Registration Notice") to ServiceMaster stating that Mutual intends to effect such registration and specifying a date (herein called the "Participation Deadline") by which ServiceMaster's election to participate ("Participation Election") in the Piggyback Registration must be submitted to Mutual (which date shall not be less than thirty (30) days after Mutual gives the Piggyback Registration Notice). The Piggyback Registration Notice shall be given by Mutual at least thirty (30) days prior to the filing of the registration statement with the Securities and Exchange Commission. ServiceMaster shall, subject to the conditions and terms set forth in this Article 2, have the right to require Mutual to include in the proposed Piggyback Registration any or all of its Voting Stock. If ServiceMaster desires to have any or all of its Shares included in the proposed Piggyback Registration, ServiceMaster shall promptly give Mutual its Participation Election specifying in writing the number of Shares which ServiceMaster desires to have included in such registration, and ServiceMaster shall have the right to decrease such number at any time. ServiceMaster shall also have the right to increase such number of shares which ServiceMaster desires to have registered at any time, provided that
(i) if ServiceMaster and Mutual are the only two Persons whose Voting Stock are included in the registration, then the maximum number of Shares that shall be included in the registration shall be determined in accordance with the rationing provisions of Section 2.5 and (ii) if Voting Stock owned by other Persons are included in such registration, Shares that are in excess of the number of Shares specified in the Participation Election shall be included in the registration only if it is unnecessary to apply the rationing provisions of Section 2.5.

     2.4 Distribution Arrangement. All decisions and actions with respect to a Piggyback Registration shall be entirely in the discretion of the Primary Seller, including but not limited to whether and when the offering is to be made pursuant to the registration; the selling price of the securities; the selection of the underwriters (provided that ServiceMaster shall be entitled to be consulted in this regard); arrangements with the underwriters and any changes in such arrangements; the postponement or withdrawal of any such offering; and the contents of the registration statement and the prospectus. If the Primary Seller shall make arrangements to sell such Seller's Voting Stock included in a Piggyback Registration to or through professional investment bankers, then such investment bankers shall be deemed the "Primary Underwriter" for such registration and ServiceMaster shall not be entitled to include any Voting Stock in such registration unless (i) ServiceMaster shall agree to sell such Voting Stock under arrangements essentially similar to the arrangements for the sale of the Primary Seller's Voting Stock or such other arrangements as shall be satisfactory to ServiceMaster and the Primary Seller and (ii) ServiceMaster shall supply all information, execute all underwriting agreements and other documents, and take all other actions which shall be reasonably required under the arrangements specified in clause (i), provided that ServiceMaster shall not be required to pay any expenses except as provided in Section 6. ServiceMaster shall not be entitled to include a class of Voting Stock in a registration which is not being sold by the Primary Seller if the Primary Underwriter concludes that inclusion of Voting Stock from a class not being sold by the Primary Seller would materially complicate or could materially delay the distribution (unless other Secondary Sellers are being allowed to include Voting Stock of such class).

     2.5 Rationing. If the Primary Underwriter determines in good faith that inclusion of all of the Secondary Shares which the Secondary Sellers desire to include in a Piggyback Registration would create a significant risk that either the quantity of securities that the Primary Seller could otherwise sell or that the price per Share of such securities to be received by the Primary Seller would be reduced, then (i) the Secondary Sellers shall be entitled to include in such registration the largest number of Secondary Shares which the Primary Underwriter determines will not create such a risk (herein called the "Piggyback Total"), (ii) the maximum number of Secondary Shares which any given Secondary Seller shall be entitled to include in the registration shall be determined by multiplying the Piggyback Total times a fraction the numerator of which is the number of Secondary Shares which such Secondary Seller desires to include in such registration and which are not excluded by any of the preceding provisions of this Article 2 and the denominator of which is the number of Secondary Shares which all Secondary Sellers desire to include in such registration and which are not excluded pursuant to any of the preceding provisions of this Article 2.

     2.6 Expenses. ServiceMaster shall not be responsible for any expenses of any registration required pursuant to this Article 2, except that ServiceMaster shall pay underwriting commissions attributable to its Secondary Shares included in such registration and fees and disbursements of counsel or any other adviser that it may retain.

     2.7 Withdrawal Right. Mutual and any other Primary Seller shall have the right in their sole discretion to abandon any registration or offering proposed pursuant to this Article 2 at any time before such offering is consummated and shall not have any liability to ServiceMaster by reason of any such abandonment. ServiceMaster may in its sole discretion withdraw any or all Shares from any registration or offering proposed pursuant to this
Article 2 at any time before such offering is consummated and ServiceMaster shall not have any liability to Mutual by reason of such abandonment.

3.   GENERAL PROVISIONS

     3.1 Reasonable Efforts Regarding Registration. Whenever Mutual is required to register any Shares under the preceding provisions of this Agreement, Mutual shall, subject to the withdrawal right provisions of
Section 2.7, use reasonable efforts to do the following in connection with such registration of Shares pursuant to the Securities Act and the underwritten public offering and sale of Shares:

          (a) prepare and file with the SEC a registration statement with respect to Voting Stock to be registered and use its reasonable efforts to cause such registration statement to become effective including, without limitation, responding to SEC staff comments in such manner as Mutual deems reasonable;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period, not to exceed 90 days, as ServiceMaster shall request, and to comply with the provisions of the Securities Act with respect to the sale of all Voting Stock covered by such registration statement during such period;

          (c) provide ServiceMaster a reasonable opportunity to review and, in the case of registrations effected pursuant to Section 2.3 hereof, approve prior to filing, any such registration statement;

          (d) furnish to ServiceMaster such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement), in conformity with the requirements of the Securities Act, and such other documents as ServiceMaster may reasonably request in order to facilitate the sale of Voting Stock covered by such registration statement;

          (e) use its reasonable efforts to register or qualify Voting Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as ServiceMaster shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable ServiceMaster to consummate the sale in such jurisdictions of such Shares; provided, that Mutual shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (e) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (f) use its reasonable efforts to cause all Shares covered by such registration statement to be listed on each securities exchange on which Voting Stock of the same class issued by Mutual are then listed or, if there shall then be no such listing, to be accepted for quotation on NASDAQ;

          (g) provide a transfer agent and registrar for Voting Stock covered by such registration statement not later than the effective date of such registration statement;

          (h) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as ServiceMaster reasonably requests in order to expedite or facilitate the disposition of such Shares; and

          (i ) obtain a "cold comfort" letter from Mutual's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as ServiceMaster shall reasonably request.

     3.2 ServiceMaster Support. ServiceMaster shall furnish to Mutual in writing such information regarding ServiceMaster and the distribution of Shares as Mutual may reasonably request in writing in connection with any registration, qualification or compliance referred to in this Agreement, together with such representations and warranties as Mutual may reasonably request and shall take such other actions as Mutual shall reasonably request in connection with such registration (provided that such requests are not inconsistent with the relative rights and obligations of the parties prescribed in this Agreement or more onerous than requests made of other Secondary Sellers which are similarly situated).

     3.3  Indemnification.

          (a) Mutual shall indemnify and hold harmless (i) ServiceMaster and, (ii) if ServiceMaster so requests, each underwriter of Shares registered under this Agreement and (iii) the officers and directors of ServiceMaster and such underwriters and (iv) each Person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, prospectus supplement, offering circular or other document incident to any registration or qualification (or in any related registration statement, amendment thereto or notification) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Mutual of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to Mutual and relating to action or inaction required of Mutual in connection with any such registration or qualification, and (except as otherwise provided in Section 3.3 (b) below) shall reimburse ServiceMaster and each such underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that Mutual shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to Mutual by an instrument duly executed by ServiceMaster or any underwriter and stated to be specifically for use therein.

          (b) ServiceMaster shall indemnify and hold harmless Mutual and its partners or shareholders, officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, prospectus supplement, offering circular or other document incident to any registration or qualification (or in any related registration statement, amendment thereto or notification) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Mutual of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to Mutual and relating to action or inaction required of Mutual in connection with any such registration or qualification, and (except as otherwise provided in Section 3.3(a) above) shall reimburse Mutual and each other person indemnified pursuant to this Section 3.3(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this Section 3.3(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to Mutual by an instrument duly executed by ServiceMaster and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement or notification) or any amendment or supplement thereto and not corrected by any other written statement executed by ServiceMaster or an underwriter and given to Mutual in time to correct the earlier written information.

          (c) Each party entitled to indemnification under this Section 3.3 (herein called the "indemnified party") shall give notice to the party required to provide indemnification (herein called the "indemnifying party") of any claim as to which indemnity may be sought promptly after such indemnified party obtains actual knowledge of such claim, and shall permit the indemnifying party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided however, that counsel for the indemnifying party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at the indemnified party's expense; and provided, further, that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 3.3(c), but a refusal to permit the indemnifying party to conduct such defense by such counsel shall relieve such indemnifying party of its obligations under this Section 3.3(c). No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter in any settlement which is binding on the indemnified party but which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation without any requirement for payment of any consideration by the indemnified party for such release which is not reimbursable by the indemnifying party. No indemnified party shall, in connection with any such claim or litigation, consent to the entry of any judgment or enter into any settlement without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

     3.4 Reports to be Filed; Rule 144. If and when Mutual becomes subject to Section 13 and 1 5(d) of the Exchange Act, for as long as ServiceMaster holds Shares, Mutual shall use all reasonable efforts to file, on a timely basis, all annual, quarterly and other reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the rules and regulations of the SEC thereunder, as amended from time to time. In the event of any proposed sale of Shares by ServiceMaster pursuant to Rule 144 (or any successor rule) under the Securities Act, Mutual shall cooperate with ServiceMaster so as to enable such sales to be made in accordance with applicable laws, rules and regulations.

     3.5 ServiceMaster Reincorporating Merger. Mutual understands that the shareholders of ServiceMaster's parent entity have previously approved a merger (the "Reincorporating Merger") which is described in a proxy statement/prospectus dated December 11, 1991. The Reincorporating Merger is expected to occur by not later than December 31, 1997. As a result of the Reincorporating Merger, ServiceMaster and ServiceMaster's parent entity will be succeeded by ServiceMaster Incorporated of Delaware, a Delaware corporation. Before the occurrence of the Reincorporating Merger, the term "ServiceMaster" as used herein means The ServiceMaster Company Limited Partnership); after the Reincorporating Merger, the term "ServiceMaster" as used herein means ServiceMaster Incorporated of Delaware.

     3.6 Personal Rights of ServiceMaster. The rights created by this Agreement are personal to ServiceMaster, and are not assignable and shall not inure to the benefit of any subsequent holder of Shares; provided, however, that ServiceMaster shall have the right to include Shares beneficially owned by any of its affiliates in any registration to the same extent that ServiceMaster is entitled to include its own Shares in any such registration.

     3.7 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules.

     3.8 Notices. Each notice or other communication pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopies, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested and postage prepaid) to the recipient at the following address or telecopy number:

If to Mutual:                 Mutual Health Systems, Inc.
                              900 Washington Street, Suite 1100
                              Vancouver, Washington 98660
                              Attn: President

With a copy to:               Edward L. Epstein, Esq.
                              Stoel Rives
                              900 SW Fifth Avenue, Suite 2300
                              Portland, Oregon 97204-1268

If to ServiceMaster:

     The ServiceMaster Company (or ServiceMaster Incorporated of Delaware, when appropriate)
     One ServiceMaster Way
     Downers Grove, Illinois 60515
     Attn: Kenneth Hooten
     Fax Number: 708-271-5870<F1>

     3.9 Termination of Registration Obligation. Mutual's obligation to effect a registration of Shares under this Agreement shall terminate at such time as a public market exists for Mutual's Voting Stock and the Shares obtainable upon an exercise of the Warrant can be legally sold by ServiceMaster without registration under the Securities Act pursuant to Rule 144 or otherwise.

     3.10 "Market Stand-Off" Agreement. ServiceMaster hereby agrees that, during the period specified by Mutual and an underwriter of common stock or other securities of Mutual following the effective date of a registration statement of Mutual filed under the Securities Act (but not to exceed two calendar months in any event) it shall not, to the extent requested by Mutual and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Mutual held by it at any time during such period except common stock included in such registration; provided, however, that all officers and directors of Mutual enter into similar agreements. In order to enforce the foregoing covenant, Mutual may impose stop-transfer instructions with respect to the Shares of ServiceMaster until the end of such period.

--------
<F1>630-271-5870 after August 1, 1996.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                  Mutual Health Systems, Inc.
                                  a Washington corporation


                                  By:
                                      --------------------------------------
                                  Its:
                                       -------------------------------------

                                  The ServiceMaster Company Limited
                                  Partnership, a Delaware limited
                                  partnership

                                  By:  ServiceMaster Management
                                  Corporation, its Corporate General Partner


                                  By:
                                      --------------------------------------
                                  Its:
                                       -------------------------------------